                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  May 15, 1998


                           Mecklermedia Corporation

________________________________________________________________________________
            (Exact  name of registrant as specified in its charter)

       Delaware                       0-23364                     06-1385519

________________________________________________________________________________
(State or other jurisdiction     (Commission File No.)       (I.R.S. Employer
  of incorporation)                                         Identification No.)


20 Ketchum Street
Westport, Connecticut                                                06880

________________________________________________________________________________
(Address of principal                                               (Zip Code)
 executive offices)


Registrant's telephone number, including area code:  (203) 226-6967
                                                     --------------


                                      N/A

 ______________________________________________________________________________
         (Former name or former address, if changed since last report.)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.
         ------------------------------------

     On May 15, 1998, the Registrant and its wholly owned subsidiaries, Mecklermedia Acquisition Corp. I, a Colorado corporation ("Merger Sub I") and Mecklermedia Acquisition Corp. II, a Colorado corporation ("Merger Sub II"), consummated the acquisition of all of the outstanding capital stock of Boardwatch Magazine, Incorporated ("Boardwatch") and One, Inc. ("One"), each a Colorado corporation. Pursuant to the Agreement and Plan of Merger (the "Merger Agreement"), dated May 15, 1998, by and among the Registrant, Merger Sub I, Merger Sub II, Marion Jack Rickard, Jr., Boardwatch and One, Merger Sub I was merged with and into Boardwatch and Merger Sub II was merged with and into One (the "Merger").

     The consideration paid in the Merger (which was determined as a result of arms'-length negotiations) consisted of cash in the amount of $14,000,000 and 750,000 shares of the Registrant's Common Stock.

     Boardwatch is the publisher of the monthly trade magazine Boardwatch which
                                                               ----------
has a circulation of 25,000 readers. One is the organizer of the ISPCON trade shows, the largest tradeshows in the Internet service-provider industry. Boardwatch's Web site, Boardwatch.com, and One's Web site, Ispcon.com, were included in the acquisition. The Registrant intends to integrate the businesses of the acquired companies with the operations of the Registrant's existing business.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
         ---------------------------------

     (a) Financial Statements of Business Acquired:
         -----------------------------------------

         The financial statements required by this item will be filed by an amendment to this Current Report on Form 8-K as soon as practicable but not later than 60 days after the date of this filing.

     (b) Pro Forma Financial Information:
         -------------------------------

         The pro forma financial statements required by this item will be filed by an amendment to this Current Report on Form 8-K as soon as practicable but not later than 60 days after the date of this filing.

     (c) Exhibits:
         --------

     2. Agreement and Plan of Merger, dated May 15, 1998, by and among Marion Jack Rickard, Jr., Boardwatch Magazine, Incorporated, One, Inc., Mecklermedia Corporation, Mecklermedia Acquisition Corp. I and Mecklermedia Acquisition Corp. II.*

     4.1 Registration Rights Agreement, dated May 15, 1998, between Marion Jack Rickard, Jr. and Mecklermedia Corporation.

     4.2 Stockholders Agreement, dated May 15, 1998, between Marion Jack Rickard, Jr. and Mecklermedia Corporation.

     * The annex and schedules to the Merger Agreement are not being filed herewith. The exhibits to the Merger Agreement are being filed herewith as Exhibits 4.1 and 4.2 referenced above. The Merger Agreement filed herewith contains a list briefly identifying the contents of the annex and all schedules to the Merger Agreement. The Registrant undertakes to furnish supplementally a copy of any omitted annex or schedule to the Commission upon request. Pursuant to Item 601(b)(2) of Regulation S-K, set forth below is a list of the omitted annex and schedules.

     Annex
     -----

     Annex A    Unaudited Financial Statements of Boardwatch and One for the
     -------
                year ended December 31, 1997.

     Schedules
     ---------

     Schedule 2.12            Boardwatch and One Material Litigation

     Schedule 2.13            Boardwatch and One Material Contracts

     Schedule 2.14            Boardwatch and One Employee Benefit Plans

     Schedule 2.15            Boardwatch and One Tax Returns Not Timely Filed;
                              Outstanding Requests for Extensions to Filing Tax Returns; Exceptions to Valid Subchapter S Election.

     Schedule 2.16            One Third Party Consent to Use of Intellectual
                              Property

     Schedule 2.17            Finder's Fee

                                  SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act, of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                         MECKLERMEDIA CORPORATION


Date:  May 29, 1998      By: /s/ Christopher S. Cardell
                            --------------------------------
                             Christopher S. Cardell
                             President

                                 EXHIBIT INDEX



Exhibit No.                   Description
-----------                   -----------

 2. Agreement and Plan of Merger, dated May 15, 1998, by and among Marion Jack Rickard, Jr., Boardwatch Magazine, Incorporated, One, Inc., Mecklermedia Corporation, Mecklermedia Acquisition Corp. I and Mecklermedia Acquisition Corp. II.

 4. 1 Registration Rights Agreement, dated May 15, 1998, between Marion Jack Rickard, Jr. and Mecklermedia Corporation.

 4. 2 Stockholders Agreement, dated May 15, 1998, between Marion Jack Rickard, Jr. and Mecklermedia Corporation.

                                                                  EXECUTION COPY



================================================================================




                       =================================

                           MARION JACK RICKARD, JR.,

                      BOARDWATCH MAGAZINE, INCORPORATED,

                                  ONE, INC.,

                           MECKLERMEDIA CORPORATION,

                       MECKLERMEDIA ACQUISITION CORP. I

                                      and

                       MECKLERMEDIA ACQUISITION CORP. II




                       =================================
                          AGREEMENT AND PLAN OF MERGER
                       =================================




                       =================================
                            Dated as of May 15, 1998
                       =================================




================================================================================

                               TABLE OF CONTENTS
                               -----------------

                                                                         Page
                                                                         ----

                                   ARTICLE I.

                                  THE MERGERS
 1.1.  The Mergers....................................................... 1
 1.2.  Effective Time.................................................... 2
 1.3.  Effect of the Mergers............................................. 2
 1.4.  Certificate of Incorporation; By-Laws; Directors and Officers..... 3
 1.5.  Merger Consideration.............................................. 3
 1.6.  Surrender and Exchange of Shares; Fractional Shares............... 4
 1.7.  Other Effects of Merger........................................... 4
 1.8.  Section 338(h)(10) Election....................................... 4
 1.9.  Additional Actions................................................ 7
 1.10. Tax Returns for Periods Through Closing........................... 7
 1.11. Cooperation on Tax Matters........................................ 8
 1.12. Shareholder Withdrawal............................................ 8

                                  ARTICLE II.

        REPRESENTATIONS AND WARRANTIES OF SHAREHOLDER AND THE COMPANIES

 2.1.  Organization and Good Standing.................................... 8
 2.2.  Capitalization.................................................... 9
 2.3.  Ownership; Subsidiaries........................................... 9
 2.4.  Authorization; Binding Agreement.................................. 9
 2.5.  Governmental Approvals............................................ 9
 2.6.  No Violations..................................................... 10
 2.7.  [RESERVED]........................................................ 10
 2.8.  Company Financial Statements...................................... 10
 2.9.  Absence of Certain Changes or Events.............................. 11
 2.10. Compliance with Laws.............................................. 11
 2.11. Permits........................................................... 11
 2.12. Litigation........................................................ 11
 2.13. Contracts......................................................... 11
 2.14. Employee Benefit Plans............................................ 11
 2.15. Taxes and Returns................................................. 12
 2.16. Intellectual Property............................................. 13
 2.17. Finders and Investment Bankers.................................... 13
 2.18. Offering Exemption................................................ 13
 2.19. Knowledge of Offer................................................ 13
 2.20. Knowledge and Experience; Ability to Bear Economic Risks.......... 13
 2.21. Limitations on Disposition........................................ 13
 2.22. Investment Purpose................................................ 14
 2.23. Capacity.......................................................... 14

                                  ARTICLE III.

                    REPRESENTATIONS AND WARRANTIES OF PARENT

 3.1.  Organization and Good Standing.................................. 14

3.2.  Capitalization.................................................. 14
3.3.  Authorization; Binding Agreement................................ 15
3.4.  Governmental Approvals.......................................... 15
3.5.  No Violations................................................... 15
3.6.  Securities Filings.............................................. 16
3.7.  Parent Financial Statements..................................... 16
3.8.  Absence of Certain Changes or Events............................ 17
3.9.  Compliance with Laws............................................ 17
3.10. Permits......................................................... 17
3.11. Litigation...................................................... 17
3.12. Contracts....................................................... 17
3.13. Finders and Investment Bankers.................................. 18
3.14. No Prior Activities............................................. 18
3.15. Parent's Investigation; Sophisticated Buyer..................... 18
3.16. Financing....................................................... 18
3.17. Purchase for Own Account........................................ 18
3.18. Nasdaq Listing of Parent Stock.................................. 18

                                 ARTICLE IV.

            ADDITIONAL COVENANTS OF SHAREHOLDER AND THE COMPANIES

4.1.  Conduct of Business of the Company.............................. 19
4.2.  Reasonable Business Efforts..................................... 19
4.3.  Public Announcements............................................ 19

                                  ARTICLE V.

                        ADDITIONAL COVENANTS OF PARENT

5.1.  Conduct of Business of Parent................................... 20
5.2.  Notification of Certain Matters................................. 20
5.3.  Access and Information.......................................... 21
5.4.  Reasonable Commercial Efforts................................... 21
5.5.  Public Announcements............................................ 21

                                 ARTICLE VI.

6.1.  Non-Competition................................................. 22
6.2.  Non-Solicitation................................................ 22
6.3.  Enforcement..................................................... 23
6.4.  Remedies........................................................ 23

                                 ARTICLE VII.

                              MERGER CONDITIONS

7.1.  Conditions to Each Party's Obligations.......................... 23
       (a)  No Injunction or Action................................... 23
       (b)  Registration Rights Agreement............................. 23
7.2.  Conditions to Obligations of Shareholder and the Companies...... 24
       (a)  No Material Adverse Change................................ 24
       (b)  Performance by Parent..................................... 24
       (c)  Certificates and Other Deliveries......................... 24
7.3.  Conditions to Obligations of Parent and the Merger Subs......... 24
       (a)  No Material Adverse Change................................ 24

        (b)  Performance by Shareholder and the Companies.............. 24
        (c)  Certificates and Other Deliveries......................... 24
        (d)  Other Agreements.......................................... 25

                                 ARTICLE VIII.

                                  ARTICLE IX.

                       INDEMNIFICATION AND REIMBURSEMENT

9.1. Indemnification by Shareholder................................... 25
       (a) Misrepresentation or Breach of Warranty.................... 25
       (b) Breach of Covenant or Agreement............................ 25
9.2. Indemnification by Parent........................................ 26
       (a) Misrepresentation or Breach of Warranty.................... 26
       (b) Breach of Covenant or Agreement............................ 26
9.3. Claims for Reimbursement......................................... 27
9.4. Defense of Third-Party Claims.................................... 28
9.5. Resolution of Disputes........................................... 29

                                  ARTICLE X.

                                MISCELLANEOUS

10.1.  Confidentiality................................................ 29
10.2.  Amendment and Modification..................................... 29
10.3.  Waiver of Compliance; Consents................................. 29
10.4.  Survival....................................................... 30
10.5.  Notices........................................................ 30
10.6.  Binding Effect; Assignment..................................... 31
10.7.  Expenses....................................................... 31
10.8.  Governing Law.................................................. 31
10.9.  Counterparts................................................... 31
10.10. Interpretation................................................. 31
10.11. Entire Agreement............................................... 32
10.12. Specific Performance........................................... 32
10.13. Third Parties.................................................. 32

Exhibits:
--------

A - Form of Registration Rights Agreement
B - Form of Stockholders Agreement

                         AGREEMENT AND PLAN OF MERGER

          This Agreement and Plan of Merger (this "Agreement") is made and
                                                   ---------
entered into as of May 15, 1998 by and among Marion Jack Rickard, Jr., an individual residing at 14322 W. Bellview Avenue, Morrison, CO 80465 ("Shareholder"), Boardwatch Magazine, Incorporated, a Colorado corporation
 ------------
("Boardwatch"), One, Inc., a Colorado corporation ("One") (Boardwatch and One
 -----------                                        ---
each being referred to herein as a "Company" and together as the "Companies"),
                                    -------                       ---------
Mecklermedia Corporation, a Delaware corporation ("Parent"), Mecklermedia
                                                   ------
Acquisition Corp. I, a Colorado corporation and wholly owned subsidiary of Parent ("Merger Sub I") and Mecklermedia Acquisition Corp. II, a Colorado
         ------------
corporation and wholly owned subsidiary of Parent ("Merger Sub II") (Merger Sub
                                                    -------------
I and Merger Sub II together referred to as the "Merger Subs").
                                                 -----------

                             W I T N E S S E T H:
                             - - - - - - - - - -

          WHEREAS, the respective Boards of Directors of the Companies, Parent and the Merger Subs have approved the mergers (the "Mergers") of the Merger Subs
                                                    -------
with and into the Companies in accordance with the laws of the State of Colorado and the provisions of this Agreement;

          WHEREAS, Shareholder is the record and beneficial owner of all of the issued and outstanding shares of the capital stock of each of the Companies; and

          WHEREAS, the Companies, Parent and the Merger Subs desire to make certain agreements in connection with the transactions contemplated hereby.

          NOW, THEREFORE, in consideration of the premises and of the representations, warranties, covenants and agreements hereinafter set forth, the parties hereto agree as follows:

                                  ARTICLE I.

                                  THE MERGERS

          1.1. THE MERGERS.  (a)  At the Effective Time (as defined in
               -----------
Section 1.2) and subject to and upon the terms and conditions of this Agreement
-----------
and the Colorado Business Corporation Act (the "Colorado Code"), Merger Sub I
                                                -------------
shall be merged with and into Boardwatch (the "Boardwatch Merger"), the separate
                                               -----------------
corporate existence of Merger Sub I shall cease, and Boardwatch shall continue as the surviving corporation. Boardwatch as the surviving corporation after the Boardwatch Merger hereinafter sometimes is referred to as the "Boardwatch
                                                               ----------
Surviving Corporation."  At the election of Parent, any direct or indirect
---------------------
subsidiary of Parent may be substituted for Merger Sub I as a constituent corporation in the Boardwatch Merger. In such event, the parties agree to execute an appropriate amendment to this Agreement in order to reflect the foregoing.

          (b) At the Effective Time and subject to and upon the terms and conditions of this Agreement and the Colorado Code, Merger Sub II shall be merged with and into One (the "One Merger"), the separate corporate existence of
                               ----------
Merger Sub II shall cease, and One shall continue as the surviving corporation. One as the surviving corporation after the One Merger hereinafter sometimes is referred to as the "One Surviving Corporation." The Boardwatch Surviving
                    -------------------------
Corporation and the One Surviving Corporation each is referred to herein as a "Surviving Corporation" and together as the "Surviving Corporation." At the
 ---------------------                       ---------------------
election of Parent, any direct or indirect subsidiary of Parent may be substituted for Merger Sub II as a constituent corporation in the One Merger. In such event, the parties agree to execute an appropriate amendment to this Agreement in order to reflect the foregoing.

          (c) The parties to the Mergers shall prepare and execute articles of merger (the "Articles of Merger") in order to comply in all respects with the
             ------------------
requirements of the Colorado Code and with the provisions of this Agreement.

          1.2. EFFECTIVE TIME.  The Mergers shall become effective at the time
               --------------
of the filing of the Articles of Merger with the Secretary of State of Colorado in accordance with the applicable provisions of the Colorado Code or at such later time as may be specified in the Articles of Merger. As soon as practicable on the date hereof after all of the conditions set forth in Article VII of this
                                                            -----------
Agreement have been satisfied or waived by the party or parties entitled to the benefit of the same, the parties hereto shall cause the Mergers to simultaneously become effective by making such filings at the closing of the Mergers to be conducted in New York, New York and Denver, Colorado (the "Closing"). The time when both Mergers shall become effective is herein
 -------
referred to as the "Effective Time", and the date on which the Effective Time
                    --------------
occurs is herein referred to as the "Closing Date."
                                     ------------

          1.3. EFFECT OF THE MERGERS.  At the Effective Time, the effect of the
               ---------------------
Mergers shall be as provided in the Articles of Merger and the applicable provisions of the Colorado Code. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time (i)(a) all the property, rights, privileges, powers and franchises of Boardwatch and Merger Sub I shall vest in the Boardwatch Surviving Corporation, and (b) all debts, liabilities and duties of Boardwatch and Merger Sub I shall become the debts, liabilities and duties of the Boardwatch Surviving Corporation and (ii)(a) all the property, rights, privileges, powers and franchises of One and Merger Sub II shall vest in the One Surviving Corporation, and (b) all debts, liabilities and duties of One and Merger Sub II shall become the debts, liabilities and duties of the One Surviving Corporation.

          1.4. CERTIFICATE OF INCORPORATION; BY-LAWS; DIRECTORS AND OFFICERS.
               -------------------------------------------------------------

            (a) Unless otherwise determined by Parent before the Effective Time, at the Effective Time (i) the Articles of Incorporation of Merger Sub I, as in effect immediately before the Effective Time, shall be the Articles of Incorporation of the Boardwatch Surviving Corporation until thereafter amended as provided by law and such Articles of Incorporation and (ii) the Articles of Incorporation of Merger Sub II, as in effect immediately before the Effective Time, shall be the Articles of Incorporation of the One Surviving Corporation until thereafter amended as provided by law and such Articles of Incorporation.

            (b) (i) The By-Laws of Merger Sub I, as in effect immediately before the Effective Time, shall be the By-Laws of the Boardwatch Surviving Corporation until thereafter amended as provided by law, the Articles of Incorporation of the Boardwatch Surviving Corporation and such By-Laws and (ii) the By-Laws of Merger Sub II, as in effect immediately before the Effective Time, shall be the By-Laws of the One Surviving Corporation until thereafter amended as provided by law, the Articles of Incorporation of the One Surviving Corporation and such By-Laws.

            (c) (i) The directors of Merger Sub I immediately before the Effective Time will be the initial directors of the Boardwatch Surviving Corporation, and the officers of Merger Sub I immediately before the Effective Time will be the initial officers of the Boardwatch Surviving Corporation, and
(ii) the directors of Merger Sub II immediately before the Effective Time will be the initial directors of the One Surviving Corporation, and the officers of Merger Sub II immediately before the Effective Time will be the initial officers of the One Surviving Corporation, in each case until their successors are elected or appointed and qualified. If, at the Effective Time, a vacancy shall exist on the Board of Directors or in any office of either Surviving Corporation, such vacancy may thereafter be filled in the manner provided by law.

          1.5. MERGER CONSIDERATION.  At the Closing, by virtue of the Mergers
               --------------------
and without any action on the part of the Merger Subs, the Companies or the holder of any of the following securities:

          (a) Parent shall pay and remit to Shareholder an amount in cash totaling Fourteen Million Dollars $14,000,000 (the "Cash Consideration"). Such
                                                    ------------------
payment shall be made by wire transfer in immediately available funds to an account or accounts designed by Shareholder.

          (b) (i) Each share of Boardwatch Common Stock issued and outstanding immediately before the Effective Time shall be canceled and extinguished and be converted into the right to receive the Stock Consideration (as hereinafter defined) payable to the holder thereof upon surrender of the certificate representing such Share and (ii) each share of One Common Stock issued and outstanding immediately before the Effective Time shall be canceled and extinguished and be converted into the right to receive the Stock Consideration payable to the holder thereof upon surrender of the certificate representing such Share. The Boardwatch Common Stock and the One Common Stock are sometimes collectively referred to as the "Company Common Stock"). Each holder of a certificate representing any such
 --------------------
Shares shall cease to have any rights with respect thereto, except the right to receive the Stock Consideration.

          (c) (i) Each share of common stock, $.0l par value, of Merger Sub I issued and outstanding immediately before the Effective Time shall thereafter represent one validly issued, fully paid and nonassessable share of common stock, $.0l par value, of the Boardwatch Surviving Corporation and (ii) each share of common stock, $.0l par value, of Merger Sub II issued and outstanding immediately before the Effective Time shall thereafter represent one validly issued, fully paid and nonassessable share of common stock, $.0l par value, of the One Surviving Corporation.

          (b) The number of shares of common stock, par value $.01 per share, of Parent ("Parent Stock") constituting the Stock Consideration shall be 750,000 shares in the aggregate (the "Stock Consideration" which, together with the Cash
                              -------------------
Consideration, is herein referred to as the "Merger Consideration").  The
                                             --------------------
parties agree that the ratio of Cash Consideration and Stock Consideration comprising the Merger Consideration in each Merger shall be identical. The parties further agree that the value per share of Parent Stock comprising the Stock Consideration shall be $20.625.

          1.6. SURRENDER AND EXCHANGE OF SHARES; FRACTIONAL SHARES.  (a) At the
               ---------------------------------------------------
Closing, Parent shall deliver, or cause to be delivered, to Shareholder certificates evidencing the number of shares of Parent Stock constituting the Stock Consideration, against surrender by Shareholder of the certificates representing the Company Common Stock (the "Certificates").
                                            ------------

          (b) At the Effective Time, the stock transfer books of the Companies shall be closed and there shall not be any further registration of transfers of shares of any shares of capital stock thereafter on the records of the Companies.

          1.7. OTHER EFFECTS OF MERGER.  The Merger shall have all further
               -----------------------
effects as specified in the applicable provisions of the Colorado Code.

          1.8. SECTION 338(H)(10) ELECTION.  Parent and Shareholder each
               ---------------------------
covenants and agrees as follows: (a) with respect to both of the Mergers, Shareholder and Parent shall jointly make a Section 338(h)(10) Election (as hereinafter defined) in accordance with applicable laws and under any comparable provision of state, local or foreign law for which a separate election is permissible and as set forth herein. Parent shall take all necessary steps to properly make a
Section 338(g) Election (as hereinafter defined) in connection with the Section 338(h)(10) Election in accordance with applicable laws and under any comparable provision of state, local or foreign law for which a separate election is permissible. Parent and Shareholder agree to cooperate in good faith with each other in the preparation and timely filing of any Tax Returns required to be filed in connection with the making of such an election, including the exchange of information and the joint preparation and filing of Form 8023-A and related schedules. Parent and Shareholder agree to report each of the Mergers consistent with such elections and shall take no position contrary thereto unless required to do so by applicable tax law pursuant to a determination as defined in Section 1313(a) of the Internal Revenue Code of 1986, as amended (the "Code").

          (b) Parent shall be responsible for the preparation and filing of all
Section 388 Forms (as hereinafter defined) in accordance with applicable tax laws and the terms of this Agreement and shall deliver such Section 338 Forms to Shareholder at least 30 days prior to the date such Section 338 Forms are required to be filed. Shareholder shall execute and deliver to Parent such documents or forms (including executed Section 338 Forms) as are requested and are required by any laws in order to properly complete the Section 338 Forms at least 20 days prior to the date such Section 338 Forms are required to be filed. Shareholder shall provide Parent with such information as Parent reasonably requests in order to prepare the Section 338 Forms by the later of 30 days after Parent's request for such information or 30 days prior to the date on which Parent is required to deliver such forms to Shareholder.

          (c) The Merger Consideration, liabilities of the Companies and other relevant items shall be allocated in accordance with Section 338(b)(5) of the Code and the Treasury Regulations thereunder, provided that no part of the Merger Consideration shall be allocated to Shareholder's covenants set forth in
Section 6.1. Parent shall, at its option, determine the fair market value of the assets of either of the Companies (the "Valuation"). The Valuation shall be binding on Parent and Shareholder unless Shareholder shall, within 10 days of delivery to Shareholder of the Valuation, conclude in good faith that the Valuation is unreasonable. Parent shall be under no obligation to have such Valuation prepared by an independent appraiser. If Shareholder determines that the valuation is unreasonable, then Shareholder and Parent shall use their best efforts to resolve such disagreement. If Shareholder and Parent are unable to resolve such disagreement, then the parties shall jointly select an independent national firm of certified public accountants. The jointly selected firm shall, as soon as practical and in any event not later than 30 days of such appointment, inform Shareholder and Parent of the fair market value of the assets of the Companies and the calculation of the amount of Shareholder's Taxes, if any, for which Parent is liable hereunder, which calculation shall be final and binding with respect to Shareholder's right to reimbursement under this Section 1.8(e) for Shareholder's taxable year which includes the Closing Date; provided, however, that Parent shall indemnify Shareholder for any adjustment to Shareholder's Taxes for such taxable year imposed by a taxing authority, to the extent that (i) such adjustment varies from the assumptions made in the definitive calculation of the amount for which Parent is liable to Shareholder under this Section 1.8, and (ii) Shareholder would be indemnified under this Section 1.8 had such adjustment been taken into account in such calculation. Shareholder and Parent shall jointly bear the fees of the accounting firm retained to perform the calculations contemplated under this Section 1.8(c). All values contained in the Valuation shall be used by each party in preparing the forms referred to in Section 1.8(b) above and all other relevant Tax Returns.

          (d) "Section 338 Forms" means all returns, documents, statements, and other forms that are required to be submitted to any federal, state, county or other local Tax authority in connection with a Section 338(g) Election or a
Section 338(h)(10) Election. Section 338 Forms shall include, without limitation, any "statement of section 338 election" and IRS Form 8023-A (together with any schedules or attachments thereto) that are required pursuant to Treas. Regs. Section 1.338-1 or Treas. Regs. Section 1.338(h)(10)-1 or any successor provisions.

          (e) Notwithstanding any other provision of this Agreement to the contrary, Shareholder agrees that any income Taxes attributable to the Section 338(h)(10) Election will be paid by Shareholder, as the sole shareholder of the Companies, provided, however, that Parent shall indemnify Shareholder for any Incremental Tax Cost of the Section 338(h)(10) Election. For purposes of this paragraph, "Incremental Tax Cost" shall mean the net difference, whenever realized, between (i) the combined federal, state and local income tax liability of the Shareholder attributable to the deemed asset sale and liquidation that results from the Section 338(h)(10) Election, including but not limited to any such tax imposed under Section 1374 of the Code, any such tax imposed under Treas. Reg. 1.338(b)-3T(h), and any such tax attributable to the receipt of any payment by Parent under this Section 1.8(e) and (ii) the combined hypothetical federal, state and local income tax liability of the Shareholder attributable to the deemed taxable sale of the Shares that results from either of the Mergers, assuming the absence of a Section 338(h)(10) Election. To the extent that Shareholder recognizes a federal, state or local income tax benefit attributable to the deemed asset sale and liquidation that results from the Section 338(h)(10) Election during any taxable period following the receipt of an indemnity payment under this Section 1.8(e), including, without limitation, a tax benefit in the form of a capital loss carryforward, Shareholder shall promptly refund an amount, if any, equal to such tax benefit to Parent; provided, that such refund shall not exceed such indemnity payment..

          (f) "Section 338(g) Election" means an election described in Section 338(g) of the Code in connection with an election under Section 338(h)(10) of the Code with respect to either or both of the Mergers pursuant to this Agreement. Section 338(g) Election shall include any corresponding election under state or local law pursuant to which a separate election is permissible with respect to Parent's acquisition of Shares pursuant to this Agreement.

          (g) "Section 338(h)(10) Election" means an election described in
Section 338(h)(10) of the Code with respect to Parent's acquisition of either of the Companies pursuant to this Agreement. Section 338(h)(10) Election shall include any corresponding election under state or local law pursuant to which a separate election is permissible with respect to Parent's acquisition of either of the Companies pursuant to this Agreement.

          1.9.  ADDITIONAL ACTIONS.  If, at any time after the Effective Time, a
                ------------------
Surviving Corporation shall consider or be advised that any deeds, bills of sale, assignments, assurances or any other actions or things are necessary or desirable to vest, perfect or confirm of record or otherwise in the Surviving Corporation its right, title or interest in, to or under any of the rights, properties or assets of the Merger Subs or either of the Companies or otherwise to carry out this Agreement, the officers and directors of the Surviving Corporation shall be authorized to execute and deliver, in the name and on behalf of the Merger Subs or either of the Companies, all such deeds, bills of sale, assignments and assurances and to take and do, in the name and on behalf of the Merger Subs or either of the Companies, all such other actions and things as may be necessary or desirable to vest, perfect or confirm any and all right, title and interest in, to and under such rights, properties or assets in the Surviving Corporation or otherwise to carry out this Agreement.

          1.10. TAX RETURNS FOR PERIODS THROUGH CLOSING.
                ---------------------------------------

         (a) Shareholder shall prepare or cause to be prepared and file or cause to be filed federal and applicable state income Tax Returns for the Companies for all periods ending on or prior to the Closing Date which are filed after the Closing Date. Shareholder shall permit Parent to review and comment on each such Tax Return prior to filing. Parent agrees to execute or to cause the Companies to execute any such Tax Return prepared by Shareholder at Shareholder's request. Shareholder shall include any income, gain, loss, deduction or other items for such periods on its Tax Return in a manner consistent with the Schedules K-1 prepared by Shareholder for such periods.

          (b) Parent agrees that it will not file, and will not cause the Companies to file, any amended or additional "S Corporation Tax Return" for any period which includes the Closing Date or any time prior to the Closing Date without advance consultation with, and the consent of, Shareholder, which consent shall not be unreasonably withheld. An "S Corporation Tax Return" shall mean any state, federal or local income Tax Return for the Company which includes items all or a portion of which will pass through to and be reported on Shareholder's individual income Tax Return.

          1.11. COOPERATION ON TAX MATTERS.  Shareholder, Parent and the
                --------------------------
Companies shall cooperate fully, if and to the extent reasonably requested by the other party, in connection with the filing of Tax Returns and any audit, litigation or other proceeding with respect to Taxes. Such cooperation shall include, without limitation, the retention and, upon the other party's request, the provision of records and information which are reasonably relevant to any such audit, litigation or other proceedings, and making employees available on a mutually convenient basis to provide requested information.

          1.12. SHAREHOLDER WITHDRAWAL.  Shareholder shall be entitled, on or
                ----------------------
prior to the Closing Date, to withdraw and retain all cash and cash equivalent amounts from all bank accounts and similar accounts maintain by or for the Companies.

                                  ARTICLE II.

        REPRESENTATIONS AND WARRANTIES OF SHAREHOLDER AND THE COMPANIES

          Shareholder and the Companies, jointly and severally, represent and warrant to Parent and the Merger Subs that:

          2.1.  ORGANIZATION AND GOOD STANDING.  Each of the Companies is a
                ------------------------------
corporation incorporated and in good standing under the laws of the State of Colorado and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted. Neither of the Companies is duly qualified or licensed and in good standing to do business in any jurisdiction other than the State of Colorado, but the failure so to be duly qualified or licensed and in good standing would not be reasonably likely to have an adverse effect greater than $175,000 on the business, assets, condition (financial or other), liabilities, or results of operations of the Companies taken as a whole other than any and all distributions, payments, declarations or setting aside of amounts to Shareholder expressly contemplated under this Agreement, including withdrawals contemplated by Section 1.12 (a "Company Material Adverse Effect"). Each of the Companies
                    -------------------------------
has heretofore made available to Parent accurate and complete copies of its Certificate of Incorporation and Bylaws, as currently in effect.

          2.2. CAPITALIZATION.  As of the date hereof, the authorized capital
               --------------
stock of Boardwatch and One consists of, respectively, 100,000 and 100,000 shares of common stock, of which 1,000 and 1,000 shares, respectively, are issued and outstanding. No other capital stock of either of the Companies is authorized or issued, including without limitation any treasury shares. To the best of Shareholder's knowledge after due investigation, all issued and outstanding shares of the Company Stock are duly authorized, validly issued, fully paid and non-assessable. Except as set forth in the Articles of Incorporation of Boardwatch and One or in the Colorado Code, there are no outstanding rights, subscriptions, warrants, puts, calls, preemptive rights, options or other agreements of Shareholder of any similar kind relating to any of the outstanding, authorized but unissued, unauthorized or treasury shares of the Company Stock or any other security of either of the Companies, and there is no authorized or outstanding security of any kind convertible into or exchangeable for any such stock or other security.

          2.3. OWNERSHIP; SUBSIDIARIES.  (a) All of the issued and outstanding
               -----------------------
Shares of Company Stock is owned, of record and beneficially, by Shareholder, and no other Person has any right to or interest in any of such Shares.

          (b) Neither Company has any Subsidiaries or ownership interests of any kind in any Person.

          2.4. AUTHORIZATION; BINDING AGREEMENT.  Each of the Companies has all
               --------------------------------
requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, including, but not limited to, the Mergers, have been duly and validly authorized by the Board of Directors of each of the Companies and have been approved and adopted by Shareholder, as sole stockholder of each of the Companies, in accordance with the Colorado Code, and no other corporate proceedings on the part of either of the Companies are necessary to authorize the execution and delivery of this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by each of the Companies and constitutes the legal, valid and binding agreements of each of the Companies, enforceable against such Company in accordance with its terms, except to the extent that enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by principles of equity regarding the availability of remedies ("Enforceability Exceptions").
                                                   -------------------------

          2.5. GOVERNMENTAL APPROVALS.  To the best of Shareholder's knowledge,
               ----------------------
no consent, approval, waiver or authorization of, or notice to or declaration or filing with

("Consent"), any government, any political subdivision, any governmental or
  -------
regulatory authority, agency, department, board, commission, administration or instrumentality or any court, tribunal, arbitrator or self-regulatory organization ("Governmental Authority") on the part of either of the Companies
               ----------------------
is required in connection with the execution or delivery by either of the Companies of this Agreement or the consummation by either of the Companies of the transactions contemplated hereby other than (i) the filing of the Articles of Merger with the Secretary of State of Colorado in accordance with the Colorado Code, (ii) such filings as may be required in any jurisdiction where either of the Companies is qualified or authorized to do business as a foreign corporation in order to maintain such qualification or authorization and (iii) those Consents that, if they were not obtained or made, would not be reasonably likely to have a Company Material Adverse Effect.

          2.6. NO VIOLATIONS.  The execution and delivery of this Agreement, the
               -------------
consummation of the transactions contemplated hereby and compliance by each of the Companies with any of the provisions hereof will not (i) conflict with or result in any breach of any provision of the Articles of Incorporation or Bylaws of either of the Companies, (ii) require any Consent under or result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under any of the terms, conditions or provisions of any Company Material Contract (as hereinafter defined), (iii) result in the creation or imposition of any lien or encumbrance of any kind upon any of the assets of either of the Companies or (iv) subject to obtaining the Consents from Governmental Authorities referred to in Section 2.5 hereof, contravene any
                                        -----------
applicable provision of any statute, law, rule or regulation or any order, decision, injunction, judgment, award or decree ("Law") to which either of the
                                                  ---
Companies or its assets or properties are subject, except, in the case of clauses (ii), (iii) and (iv) above, for any deviations from the foregoing which would not be reasonably likely to have a Company Material Adverse Effect.

          2.7. [RESERVED].
                --------

          2.8. COMPANY FINANCIAL STATEMENTS.  To Shareholder's knowledge, the
               ----------------------------
unaudited financial statements of the Companies as of December 31, 1997 and for the year then ended (the "Company Financial Statements"), in the form attached
                          ----------------------------
hereto as Annex A, have been prepared in good faith from, and are consistent
          -------
with, the books and records of the Companies, have not been prepared in accordance with generally accepted accounting principles, and present fairly (on a cash or tax basis), in all material respects, the financial position of the Companies as at the date thereof and the results of their operations for the period then ended, subject to the fact that certain information and notes have been condensed or omitted.

          2.9.  ABSENCE OF CERTAIN CHANGES OR EVENTS. Since December 31, 1997
                ------------------------------------
through the date of this Agreement, there has not been any event that has had or would reasonably be expected to have a Company Material Adverse Effect.

          2.10. COMPLIANCE WITH LAWS. To Shareholder's knowledge, the businesses
                --------------------
of the Companies have been operated in compliance with all Laws applicable thereto, except for any instances of non-compliance which would not be reasonably likely to have a Company Material Adverse Effect.

          2.11. PERMITS. To Shareholder's knowledge, (i) each of the Companies
                -------
has all permits, certificates, licenses, approvals and other authorizations required in connection with the operation of its businesses as they are presently being, and have formerly been, operated (collectively "Company
                                                                 -------
Permits"), (ii) neither of the Companies is in violation of any Company Permit
-------
and (iii) no proceedings are pending or threatened, to revoke or limit any Company Permit, except, in each case, those the absence or violation of which would not be reasonably likely to have a Company Material Adverse Effect.

          2.12. LITIGATION. Except as set forth in Schedule 2.12 hereto, there
                ----------                         -------------
is no suit, action or proceeding ("Litigation") pending or, to the knowledge of
                                   ----------
Shareholder, threatened against Shareholder or either of the Companies which, individually or in the aggregate would be reasonably likely to have a Company Material Adverse Effect, nor is there any judgment, decree or injunction of any Governmental Authority outstanding against Shareholder or either of the Companies which, individually or in the aggregate, would be reasonably likely to have a Company Material Adverse Effect.

          2.13. CONTRACTS. Neither of the Companies is a party to or is subject
                ---------
to any material note, bond, mortgage, indenture, contract, lease, license, agreement or instrument that is not described in Schedule 2.13 hereto ("Company
                                                 -------------          -------
Material Contracts"). All Company Material Contracts are valid and binding
------------------
against the applicable Company and are in full force and effect and enforceable against the applicable Company in accordance with their respective terms, subject to the Enforceability Exceptions. Neither of the Companies is in violation or breach of or default under any Company Material Contract except where such violation or breach where such violation or breach or default would be reasonably likely to have a Company Material Adverse Effect.

          2.14. EMPLOYEE BENEFIT PLANS. Except as described in Schedule 2.14
                ----------------------                         -------------
hereto, neither of the Companies maintains or contributes to or has maintained or contributed to any pension, profit-sharing, stock bonus, deferred or supplemental compensation, retirement, thrift, stock purchase or stock option plan or any other compensation, welfare, fringe benefit or retirement plan, program, policy or arrangement providing for benefits for or the welfare of any or all of the current or former employees of either of the Companies or any of their beneficiaries or dependents.

          2.15. TAXES AND RETURNS. (a) Except as set forth in Schedule 2.15
                -----------------                             -------------
hereto, each of the Companies has timely filed, or caused to be timely filed, all Tax Returns (as hereinafter defined) required to be filed by it, and has paid, collected or withheld, or caused to be paid, collected or withheld, all amounts of Taxes (as hereinafter defined) required to be paid, collected or withheld, other than such Taxes for which adequate reserves in the Company Financial Statements or in the unaudited financial statements of the Companies as of March 31, 1998 (the "Interim Financial Statements") have been established
                           ----------------------------
or which are being contested in good faith. There are no claims or assessments pending against either of the Companies for any alleged deficiency in any Tax, and neither of the Companies has been notified in writing of any proposed Tax claims or assessments against such Company (other than in each case, claims or assessments for which adequate reserves in the Company Financial Statements or the Interim Financial Statements have been established or which are being contested in good faith). Neither of the Companies has any waivers or extensions of any applicable statute of limitations to assess any amount of Taxes. Except as set forth in Schedule 2.15 hereto, there are no outstanding requests by
                -------------
either of the Companies for any extension of time within which to file any Tax Return or within which to pay any amounts of Taxes shown to be due on any return. To the best knowledge of Shareholder and the Companies, there are no liens for amounts of Taxes on the assets of either of the Companies except for statutory liens for current Taxes not yet due and payable. Except as set forth in Schedule 2.15 hereto, each of the Companies has and has had at all times
   -------------
since their respective dates of incorporation a valid election in effect under
Section 1362 of the Code and any comparable provisions of state or local law for all taxable years through and including the Closing Date (the "S Election") and
                                                               ----------
such S Election has never been terminated or revoked. The S Election is respected under the income Tax laws of every state or local jurisdiction in which either of the Companies does business.

          (b)   For purposes of this Agreement, the term "Tax" shall mean any
                                                          ---
federal, state, local, foreign or provincial income, gross receipts, property, sales, use, license, excise, franchise, employment, payroll, alternative or added minimum, ad valorem, transfer or excise tax, or any other tax, custom, duty, governmental fee or other like assessment or charge of any kind whatsoever, together with any interest or penalty imposed by any Governmental Authority. The term "Tax Return" shall mean a report, return, extension or other
                     ----------
information (including any attached schedules or any amendments to such report, return, extension or other information) required to be supplied to or filed with a governmental entity with respect to any Tax, including an information return, claim for refund, amended return or declaration or estimated Tax.

          2.16. INTELLECTUAL PROPERTY. Except as set forth in Schedule 2.16
                ---------------------                         -------------
hereto, the Company has not received any notice of, and Shareholder has no knowledge of, any infringement of or conflict with asserted rights of others with respect to any of the patents, trademarks, trade names, service marks, copyrights and any applications therefor, technology, know-how, trade secrets, computer software programs or applications, domain names and tangible or intangible proprietary information or materials that are used in the respective businesses of the Companies conducted which, alone or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could reasonably be likely to have a Company Material Adverse Effect.

          2.17. FINDERS AND INVESTMENT BANKERS. Except as set forth on Schedule
                ------------------------------                         --------
2.17 hereto, neither Shareholder nor either of the Companies nor any of neither
---
respective officers or directors has employed any broker or finder or otherwise incurred any liability for any brokerage fees, commissions or finders' fees in connection with the transactions contemplated hereby. Shareholder acknowledges that Parent shall have no liability at any time with respect to any brokerage fees, commissions, finders' fees or any other amounts owing in connection with the relationship described in Schedule 2.17 hereto.
                              -------------

          2.18. OFFERING EXEMPTION. Shareholder understands that the securities
                ------------------
of Parent which he is acquiring pursuant to this Agreement have not been registered under the Securities Act, nor qualified under any state securities laws, and that they are being offered and sold to Shareholder pursuant to an exemption from such registration and qualification based in part upon Shareholder's representations contained herein.

          2.19. KNOWLEDGE OF OFFER. Shareholder has been given the opportunity
                ------------------
to obtain from Parent all information he has requested regarding Parent's business plans and prospects.

          2.20. KNOWLEDGE AND EXPERIENCE; ABILITY TO BEAR ECONOMIC RISKS.
                --------------------------------------------------------
Shareholder has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the investment contemplated by this Agreement; he is able to bear the economic risk of his investment in Parent (including a complete loss of such investment).

          2.21. LIMITATIONS ON DISPOSITION. Shareholder recognizes that he must
                --------------------------
bear the economic risk of his investment in Parent until his shares are registered pursuant to the Securities Act or an exemption from such registration is available, and unless the disposition of such securities is qualified under applicable state securities laws or an exemption from such qualification is available, and that except as provided in the Registration Rights Agreement Parent has no obligation of so registering the Parent Stock. Shareholder further understands that there is no assurance that any exemption from the Securities Act will be available, or, if available, that such exemption will allow him to transfer any or all of the Parent Stock in the amounts, or at the times, he might propose.

          2.22. INVESTMENT PURPOSE. Shareholder is acquiring the Parent Stock
                ------------------
solely for his own account for investment and not with a view toward the resale, transfer or distribution thereof, nor with any present intention of distributing the Parent Stock, subject to his rights provided in the Registration Rights Agreement (as hereinafter defined). No other Person has any right with respect to or interest in the Parent Stock to be purchased by Shareholder, nor has he agreed to give any Person any such interest or right in the future.

          2.23. CAPACITY. Shareholder has full power and legal right to execute
                --------
and deliver this Agreement and the Registration Rights Agreement and to perform his obligations hereunder and thereunder.

                                 ARTICLE III.

                   REPRESENTATIONS AND WARRANTIES OF PARENT

              Parent represents and warrants to Shareholder that:

          3.1.  ORGANIZATION AND GOOD STANDING. Parent is a corporation duly
                ------------------------------
organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted.
Each of the Merger Subs is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted. Each of Parent and the Merger Subs is duly qualified or licensed and in good standing to do business in each jurisdiction in which the character of the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary, except where the failure so to be duly qualified or licensed and in good standing would not be reasonably likely to have a material adverse effect on the business, assets, condition (financial or other), liabilities or results of operations of Parent and its subsidiaries taken as a whole ("Parent Material Adverse Effect"). Parent has heretofore made available
        ------------------------------
to Shareholder and the Companies accurate and complete copies of the Certificate of Incorporation and Bylaws, as currently in effect, of Parent and the Merger Subs.

          3.2.  CAPITALIZATION. As of the date hereof, the authorized capital
                --------------
stock of Parent consists of 35,000,000 shares of Parent Stock and 1,000,000 shares of preferred stock, par value $.01 per share ("Parent Preferred Stock").
                                                      ----------------------
As of March 31, 1998, (a) 8,344,260 shares of Parent Stock were issued and outstanding, (b) no shares of Parent Preferred Stock were issued and outstanding and (c) 260,000 shares of Parent Stock were issued and held in the treasury of Parent. No other capital stock of Parent is authorized or issued. All issued and outstanding shares of Parent Stock are duly authorized, validly issued, fully paid and non-assessable. Except as set forth in the Parent Securities Filings (as hereinafter defined) or as otherwise contemplated by this Agreement, as of the date hereof, there are no outstanding rights, subscriptions, warrants, puts, calls, preemptive rights, options or other agreements of any kind relating to any of the outstanding, authorized but unissued, unauthorized or treasury shares of the capital stock or any other security of Parent or the Merger Subs, and there is no authorized or outstanding security of any kind convertible into or exchangeable for any such capital stock or other security.

          3.3.  AUTHORIZATION; BINDING AGREEMENT. Each of Parent and the Merger
                --------------------------------
Subs has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, including, but not limited to, the Mergers, have been duly and validly authorized by each of the respective Boards of Directors of Parent and the Merger Subs, as appropriate, and no other corporate proceedings on the part of Parent or Merger Sub are necessary to authorize the execution and delivery of this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by each of Parent and the Merger Subs and constitutes the legal, valid and binding agreements of each of Parent and the Merger Subs, enforceable against each of Parent and the Merger Subs in accordance with its terms, subject to the Enforceability Exceptions.

          3.4.  GOVERNMENTAL APPROVALS. To the best of Parent's knowledge, no
                ----------------------
Consent from or with any Governmental Authority on the part of either Parent or either of the Merger Subs is required in connection with the execution or delivery by either Parent or either of the Merger Subs of this Agreement or the consummation by either Parent or either of the Merger Subs of the transactions contemplated hereby other than (i) filings with the Securities and Exchange Commission (the "SEC"), state securities laws administrators and the National
                 ---
Association of Securities Dealers, Inc. (the "NASD"), (ii) the filing of the
                                              ----
Articles of Merger with the Secretary of State of the State of Colorado in accordance with the Colorado Code, (iii) such filings as may be required in any jurisdiction where Merger Sub is qualified or authorized to do business as a foreign corporation in order to maintain such qualification or authorization and
(iv) those Consents that, if they were not obtained or made, would not be reasonably likely to have a Parent Material Adverse Effect.

          3.5.  NO VIOLATIONS. The execution and delivery of this Agreement, the
                -------------
consummation of the transactions contemplated hereby and compliance by Parent and the Merger Subs with any of the provisions hereof will not (i) conflict with or result in any breach of any provision of the Certificate or Articles of Incorporation or Bylaws or other governing instruments of Parent or either of the Merger Subs, (ii) require any Consent under or result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under any of the terms, conditions or provisions of any Parent Material Contract (as hereinafter defined), (iii) result in the creation or imposition of any lien or encumbrance of any kind upon any of the assets of Parent or either of the Merger Subs or (iv) subject to obtaining the Consents from Governmental Authorities referred to in Section 3.4
                                                                    -----------
hereof, contravene any Law to which Parent or either of the Merger Subs or its or any of their respective assets or properties are subject, except, in the case of clauses (ii), (iii) and (iv) above, for any deviations from the foregoing which would not be reasonably likely to have a Parent Material Adverse Effect.

          3.6.  SECURITIES FILINGS. Parent has made available to Shareholder
                ------------------
true and complete copies of (i) its Annual Report on Form 10-K for the year ended September 30, 1997, as filed with the SEC, (ii) its proxy statement relating to the meeting of its stockholders held on February 25, 1998, as filed with the SEC, and (iii) all other reports, statements and registration statements and amendments thereto (including, without limitation, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, as amended) filed by Parent with the SEC since January 1, 1997. The reports and statements specified in clauses (i) through (iii) above are referred to collectively herein as the "Parent Securities Filings." As of their respective dates, or as of the date of
 -------------------------
the last amendment thereof, if amended after filing, none of the Parent Securities Filings contained or, as to Parent Securities Filings subsequent to the date hereof, will contain, any untrue statement of a material fact or omitted or, as to Parent Securities Filings subsequent to the date hereof, will omit, to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          3.7.  PARENT FINANCIAL STATEMENTS.  The audited consolidated financial
                ---------------------------
statements and unaudited interim financial statements of Parent included in the Parent Securities Filings (the "Parent Financial Statements") have been prepared
                                ---------------------------
in accordance with generally accepted accounting principles applied on a consistent basis (except as may be indicated therein or in the notes thereto) and present fairly, in all material respects, the financial position of Parent and its subsidiaries as at the dates thereof and the results of their operations and cash flows for the periods then ended subject, in the case of the unaudited interim financial statements, to normal year-end audit adjustments, any other adjustments described therein and the fact that certain information and notes have been condensed or omitted in accordance with the Securities Exchange Act of 1934, as amended (the "Exchange Act").
 ------------

          3.8.  ABSENCE OF CERTAIN CHANGES OR EVENTS. Except as set forth in the
                ------------------------------------
Parent Securities Filings, since December 31, 1997 through the date of this Agreement, there has not been: (i) any event that has had or would reasonably be expected to have a Parent Material Adverse Effect, (ii) any declaration, payment or setting aside for payment of any dividend or other distribution or any redemption or other acquisition of any shares of capital stock or securities of Parent by Parent, (iii) any material damage or loss to any material asset or property, whether or not covered by insurance, or (iv) any change by Parent in accounting principles or practices.

          3.9.  COMPLIANCE WITH LAWS. The business of Parent and its
                --------------------
subsidiaries has, to the best of its knowledge, been operated in compliance with all Laws applicable thereto, except for any instances of non-compliance which would not be reasonably likely to have a Parent Material Adverse Effect.

          3.10. PERMITS.  (i) Parent and its subsidiaries have all permits,
                -------
certificates, licenses, approvals and other authorizations required in connection with the operation of their respective businesses (collectively "Parent Permits"), (ii) neither Parent nor any of its subsidiaries is in
---------------
violation of any Parent Permit and (iii) no proceedings are pending or, to the knowledge of Parent, threatened, to revoke or limit any Parent Permit, except, in each case, those the absence or violation of which would be reasonably likely to have a Parent Material Adverse Effect.

          3.11. LITIGATION. Except as disclosed in any Parent Securities Filing,
                ----------
there is no Litigation pending or, to the knowledge of Parent, threatened against Parent or any of its subsidiaries which, individually or in the aggregate, would be reasonably likely to have a Parent Material Adverse Effect, nor is there any judgment, decree, injunction, rule or order of any Governmental Authority outstanding against Parent or any of its subsidiaries which, individually or in the aggregate, would be reasonably likely to have a Parent Material Adverse Effect.

          3.12. CONTRACTS. Neither Parent nor any of its subsidiaries is a party
                ---------
or is subject to any material note, bond, mortgage, indenture, contract, lease, license, agreement or instrument that is required to be described in or filed as an exhibit to any Parent Securities Filing ("Parent Material Contract") that is
                                             ------------------------
not so described in or filed as required by the Securities Act of 1933, as amended (the "Securities Act") or the Securities Exchange Act, as the case may
              --------------
be. All such Parent Material Contracts are valid and binding against Parent and its subsidiaries, as the case may be, and are in full force and effect and enforceable against Parent or such subsidiary in accordance with their respective terms, subject to the

Enforceability Exceptions. Neither Parent nor any of its subsidiaries is in violation or breach of or default under any such Parent Material Contract where such violation or breach would be reasonably likely to have a Parent Material Adverse Effect.

          3.13. FINDERS AND INVESTMENT BANKERS. None of Parent, either Merger
                ------------------------------
Sub or any subsidiary of Parent or any of their respective officers or directors has employed any broker or finder or otherwise incurred any liability for any brokerage fees, commissions or finders' fees in connection with the transactions contemplated hereby.

          3.14. NO PRIOR ACTIVITIES. Except for obligations or liabilities
                -------------------
incurred in connection with its incorporation or organization or the negotiation and consummation of this Agreement and the transactions contemplated hereby (including any financing in connection therewith), neither Merger Sub has incurred any obligations or liabilities, or engaged in any business or activities of any type or kind whatsoever or entered into any agreements or arrangements with any person or entity.

          3.15. PARENT'S INVESTIGATION; SOPHISTICATED BUYER. Prior to the
                -------------------------------------------
Closing Date, Parent shall have, directly and through its representatives, at Parent's sole expense, in cooperation with Shareholder and the Companies, made such investigation of the Companies as Parent deemed necessary or advisable, and Parent acknowledges that it is and shall be relying solely on its own investigation and on the representations and warranties contained herein in deciding to proceed with the Mergers. Further, Parent expressly represents that
(i) it is a sophisticated Parent employing individuals having substantial experience in the conduct of businesses similar to that conducted by the Companies, (ii) its representatives, prior to the Closing Date, have had the opportunity to have exercised due diligence in its examination of the affairs of the Companies, and (iii) it has not relied on any representation or warranty by Shareholder, the Companies or their respective agents, officers or employees, in entering into this Agreement, except as may be expressly state or provided herein.

          3.16. FINANCING. Parent has appropriate resources to have all funds
                ---------
necessary to consummate the transactions contemplated hereby at the Closing.

          3.17. PURCHASE FOR OWN ACCOUNT. Parent is purchasing the Company
                ------------------------
Common Stock solely for its own account and not as an agent or with the intention of immediately reselling the Company Common Stock.

          3.18. NASDAQ LISTING OF PARENT STOCK. Parent has filed with The Nasdaq
                ------------------------------
Stock Market, Inc. a notice for listing on the Nasdaq National Market of the Parent Stock.

                                  ARTICLE IV.

             ADDITIONAL COVENANTS OF SHAREHOLDER AND THE COMPANIES

          Shareholder and each of the Companies covenant and agree as follows:

          4.1. CONDUCT OF BUSINESS OF THE COMPANY. (a)  Unless Parent otherwise
               ----------------------------------
agrees in writing and except as expressly contemplated by this Agreement, during the period from the date of this Agreement to the Effective Time, (i) each of the Companies shall conduct its business in the ordinary course and consistent with past practice and shall use its reasonable commercial efforts to preserve intact its business organization, to keep available the services of its officers and employees and to maintain satisfactory relationships with all persons with whom it does business and (ii) without limiting the generality of the foregoing, neither of the Companies will, and Seller shall not cause either of the Companies to: (A) make, change or revoke any election or method of accounting with respect to Taxes affecting or relating to either of the Companies, (B) enter into any closing or other agreement or settlement with respect to Taxes affecting or relating to either of the Companies or (C) take any action that will cause a termination of either of the Companies' election to be treated as an "S Corporation" under Section 1362 of the Code.

          (b) Each of the Companies shall use reasonable commercial efforts to comply in all material respects with all Laws applicable to it or any of its properties, assets or business and maintain in full force and effect all the Company Permits necessary for, or otherwise material to, such business.

          4.2. REASONABLE COMMERCIAL EFFORTS. Subject to the terms and
               -----------------------------
conditions herein provided, Shareholder and each of the Companies agrees to use reasonable commercial efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective as promptly as practicable the transactions contemplated by this Agreement, including, but not limited to, obtaining all Consents from Governmental Authorities and other third parties required for the consummation of the Mergers and the transactions contemplated thereby. Upon the terms and subject to the conditions hereof, Shareholder and each of the Companies agrees to use reasonable commercial efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary to satisfy the other conditions of the closing set forth herein.

          4.3. PUBLIC ANNOUNCEMENTS. So long as this Agreement is in effect,
               --------------------
neither Shareholder nor either of the Companies shall issue or cause the publication of any press release or of any other announcement with respect to the Mergers or the transactions contemplated in this Agreement without the consent of Parent except when such release or announcement is required by applicable law; provided, however, that after the Closing Date, Shareholder may respond to inquiries regarding the transactions contemplated in this Agreement; except, that Shareholder may only respond to inquiries with respect to the Mergers or the transactions contemplated in this Agreement or the business of Parent from members of the press or securities analysts, investment bankers or other securities professionals after prior consultation with Parent.

                                  ARTICLE V.

                        ADDITIONAL COVENANTS OF PARENT

          Each of Parent and each Merger Sub covenants and agrees as follows:

          5.1. CONDUCT OF BUSINESS OF PARENT. (a) Unless Shareholder otherwise
               -----------------------------
agrees in writing and except as expressly contemplated by this Agreement, during the period from the date of this Agreement to the Effective Time, Parent and each Merger Sub shall conduct, and it shall cause its subsidiaries to conduct, its and their businesses in the ordinary course and consistent with past practice, and Parent and each Merger Sub shall, and it shall cause its subsidiaries to, use its or their reasonable commercial efforts to preserve intact its business organization, to keep available the services of its officers and employees and to maintain satisfactory relationships with all persons with whom it does business.

          (b) Parent and each Merger Sub shall, and Parent shall cause each of its subsidiaries to, use its or their reasonable commercial efforts to comply in all material respects with all Laws applicable to it or any of its properties, assets or business and maintain in full force and effect all the Parent Permits necessary for, or otherwise material to, such business.

          5.2. NOTIFICATION OF CERTAIN MATTERS. Parent and each Merger Sub shall
               -------------------------------
give prompt notice to Shareholder if any of the following occur after the date of this Agreement: (i) receipt of any notice or other communication in writing from any third party alleging that the Consent of such third party is or may be required in connection with the transactions contemplated by this Agreement, provided that such Consent would have been required to have been disclosed in this Agreement; (ii) receipt of any material notice or other communication from any Governmental Authority (including, but not limited to, the NASD) in connection with the transactions contemplated by this Agreement; (iii) the occurrence of an event which would be reasonably likely to have a Parent Material Adverse Effect or (iv) the commencement or threat of any Litigation involving or affecting Parent or any of its subsidiaries, or any of their respective properties or assets, or, to its knowledge, any employee, agent, director or officer, in his or her capacity as such, of Parent or any of its subsidiaries which, if pending on the date hereof, would have been required to have been disclosed in this Agreement or which relates to the consummation of the Mergers.

          5.3.  ACCESS AND INFORMATION.  Between the date of this Agreement and
                ----------------------
the Effective Time, Parent will give, and shall direct its accountants and legal counsel to give, Shareholder and his authorized representatives (including, without limitation, financial advisors, accountants and legal counsel), at all reasonable times, access as reasonably requested to all offices and other facilities and to all contracts, agreements, commitments, books and records of or pertaining to Parent and its subsidiaries, will permit the foregoing to make such reasonable inspections as they may require and will cause its officers promptly to furnish Shareholder with such financial and operating data and other information with respect to the business and properties of Parent and its subsidiaries as Shareholder may from time to time reasonably request.

          5.4.  REASONABLE COMMERCIAL EFFORTS.  Subject to the terms and
                -----------------------------
conditions herein provided, Parent agrees to use reasonable commercial efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective as promptly as practicable the transactions contemplated by this Agreement, including, but not limited to, obtaining all Consents from Governmental Authorities and other third parties required for the consummation of the Mergers and the transactions contemplated thereby. Upon the terms and subject to the conditions hereof, Parent agrees to use reasonable commercial efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary to satisfy the other conditions of the closing set forth herein.

          5.5.  PUBLIC ANNOUNCEMENTS.  So long as this Agreement is in effect,
                --------------------
Parent shall not issue or cause the publication of any press release or any other announcement with respect to the Mergers or the transactions contemplated in this Agreement without the consent of Shareholder, except where such release or announcement is required by applicable Law or pursuant to any applicable listing agreement with, or rules or regulations of, the NASD, the Nasdaq National Market or other applicable securities exchange, in which case Parent, prior to making such announcement, will provide Shareholder with a draft of such announcement and will consult with Shareholder regarding the same.

                                  ARTICLE VI.

                     NON-COMPETITION AND NON-SOLICITATION

          6.1.  NON-COMPETITION.  In return for adequate and sufficient
                ---------------
consideration from Parent in the form of the Merger Consideration, Shareholder agrees that:

          (a) For a period of three (3) years after the date hereof, Shareholder shall not within the United States (the "Restricted Area"): directly or indirectly (whether as principal, agent, independent contractor, partner or otherwise) engage in, or own, manage or control any person or entity that engages in, any business (hereinafter, a "Restricted Business") which targets
                                          -------------------
the current customer base of the Company for services provided by the Company related to Internet Service Providers ("ISPs"), Web hosting, telephony and
                                        ----
Internet access; provided, that Shareholder shall otherwise be entitled to engage without restriction in the publishing and trade show business generally, including, without limitation, with respect to Internet-related business other than those listed in this Section 6.1(a).

          (b) Nothing in this Section 6.1 shall prohibit Shareholder from (i) being an owner of not more than 5% of the outstanding stock of any class of a publicly traded corporation that is a Competitor so long as Shareholder, directly and indirectly, has no active participation in the business of such Competitor of a kind that would then be prohibited by subsection (a) above or
(ii) acquiring stock, stock options or other stock-related interests of any entity of which Shareholder is an officer, an employee, a director or a consultant provided that Shareholder acquired such stock, options or other interests solely in connection with his services as such officer, employee, director or consultant and that such services are not prohibited by subsection
(a) above.

          (c) Shareholder covenants and agrees that he will not divulge or make use of any trade secrets or other confidential information of the Company other than (i) to disclose such secrets and information to Parent or its affiliates or (ii) as required by order or direction of any court or governmental authority or (iii) such secrets or information that becomes publicly available other than as a result of disclosure by Shareholder.

          (d) Shareholder acknowledges that this Agreement is a contract for the purchase and sale of a business under Section 8-2-113(2)(a) of the Colorado Revised Statutes and has had the opportunity to obtain legal advice with respect thereto.

          6.2.  NON-SOLICITATION.  For a period of three (3) years after the
                -----------------
date hereof, Shareholder shall not without Parent's prior written consent, directly or indirectly, induce, solicit or attempt to persuade any employee, agent or customer of the Company to terminate such employment, agency or business relationship in order to enter into any such relationship on behalf of any person or entity that engages in a Restricted Business in the Restricted Area or in Canada.

          6.3.  ENFORCEMENT.  If, at the time of enforcement of this Agreement,
                -----------
a court holds that the duration, scope, area or other restrictions stated herein are unreasonable under circumstances then existing, the parties agree that the maximum duration, scope, area or other restrictions reasonable under such circumstances (but not more restrictive than as stated herein) shall be substituted for the stated duration, scope, area or other restrictions.

          6.4.  REMEDIES.  Shareholder recognizes and affirms that in the event
                --------
of breach by him of any of the provisions of this Article VI, money damages would be inadequate and Parent would have no adequate remedy at law. Accordingly, Shareholder agrees that Parent shall have the right, in addition to any other rights and remedies existing in its favor, to enforce its rights and the obligation of Shareholder under this Article VI not only by an action or actions for damages, but also by an action or actions for specific performance, injunction and/or other equitable relief in order to enforce or prevent any violations of the provisions of this Article VI.

                                 ARTICLE VII.

                               MERGER CONDITIONS

          The respective obligations of each party to effect the Mergers, or to cause the Mergers to be effected, shall be subject to the fulfillment or waiver at or prior to the Effective Time of the following conditions:

          7.1.  CONDITIONS TO EACH PARTY'S OBLIGATIONS.  The respective
                --------------------------------------
obligations of each party to effect the Mergers, or to cause the Mergers to be effected, shall be subject to the fulfillment or waiver at or prior to the Effective Time of the following conditions:

          (a)   NO INJUNCTION OR ACTION.  No order, statute, rule, regulation,
                -----------------------
stay, decree, judgment or injunction shall have been enacted, entered, promulgated or enforced by any court or other Governmental Authority which prohibits or prevents the consummation of one or both of the Mergers which has not been vacated, dismissed or withdrawn prior to the Effective Time. Parent and Shareholder shall use their reasonable best efforts to have any of the foregoing vacated, dismissed or withdrawn by the Effective Time.

          (b)   REGISTRATION RIGHTS AGREEMENT.  Parent and Shareholder shall
                -----------------------------
have entered into a Registration Rights Agreement in the form attached hereto as Exhibit A.

          7.2.  CONDITIONS TO OBLIGATIONS OF SHAREHOLDER AND THE COMPANIES.  The
                ----------------------------------------------------------
obligations of the Companies to effect the Mergers, and the obligation of Shareholder to cause the Mergers to be effected, shall be subject to the fulfillment at or prior to the Effective Time of the following additional conditions, any one or more of which may be waived by Shareholder:

          (a)   NO MATERIAL ADVERSE CHANGE.  There shall not have occurred after
                --------------------------
the date hereof any event that would be reasonably likely to have a Parent Material Adverse Effect.

          (b)   PERFORMANCE BY PARENT.  Parent and the Merger Subs shall have
                ---------------------
performed and complied with all the covenants and agreements in all material respects and satisfied in all material respects all the conditions required by this Agreement to be performed or complied with or satisfied by Parent and the Merger Subs at or prior to the Effective Time.

          (c)   CERTIFICATES AND OTHER DELIVERIES.  Parent shall have delivered,
                ---------------------------------
or caused to be delivered, to Shareholder (i) a certificate executed on its behalf by its Chairman of the Board and Chief Executive Officer and its President and Chief Operating Officer, respectively, to the effect that the conditions set forth in Sections 7.2(a) and (b) hereof have been satisfied and
                        ---------------     ---
that such officers do not have actual knowledge of any breach by Shareholder or the Companies of Article II hereof; (ii) duly adopted resolutions of the Board of Directors of Parent and the Board of Directors and the stockholder of each of the Merger Subs approving the execution, delivery and performance of this Agreement and the instruments contemplated hereby, each certified by its respective Secretary; and (iii) such other documents and instruments as Shareholder reasonably may request.

          7.3.  CONDITIONS TO OBLIGATIONS OF PARENT AND THE MERGER SUBS.  The
                -------------------------------------------------------
obligations of Parent and the Merger Subs to effect the Mergers shall be subject to the fulfillment at or prior to the Effective Time of the following additional conditions, any one or more of which may be waived by Parent:

          (a)   NO MATERIAL ADVERSE CHANGE.  There shall not have occurred after
                --------------------------
the date hereof any event that would be reasonably likely to have a Company Material Adverse Effect.

          (b)   PERFORMANCE BY SHAREHOLDER AND THE COMPANIES.  Shareholder and
                --------------------------------------------
each of the Companies shall have performed and complied with all the covenants and agreements in all material respects and satisfied in all material respects all the conditions required by this Agreement to be performed or complied with or satisfied by them at or prior to the Effective Time.

          (c)   CERTIFICATES AND OTHER DELIVERIES.  Shareholder and each of the
                ---------------------------------
Companies shall have delivered to Parent (i) certificates executed by Shareholder, and by the Companies by a duly authorized officer, to the effect that the conditions set forth in Sections 7.3(a) and (b) hereof have been satisfied and that Shareholder
         ---------------     ---
and such officer do not have actual knowledge of any breach by Parent of Article III hereof; (ii) duly adopted resolutions of the Board of Directors of each of the Companies approving the execution, delivery and performance of this Agreement and the instruments contemplated hereby and (iii) such other documents and instruments as Parent reasonably may request.

          (d)   OTHER AGREEMENTS.  Shareholder shall have entered into a
                ----------------
Stockholders Agreement in the form attached hereto as Exhibit B.

                                 ARTICLE VIII.

                                  [RESERVED]


                                  ARTICLE IX.

                       INDEMNIFICATION AND REIMBURSEMENT

          9.1.  INDEMNIFICATION BY SHAREHOLDER.  In order to induce Parent to
                ------------------------------
enter into this Agreement and to consummate the transactions contemplated hereby, Shareholder covenants and agrees, if the Effective Time occurs, to and shall indemnify Parent and its shareholders, directors, officers and employees (collectively, the "Buying Interests") and shall hold the Buying Interests harmless against and with respect to any "Loss" which for purposes of this Agreement shall include any and all liabilities, costs, losses, damages and expenses (whether or not arising out of third party claims), including without limitation reasonable attorneys' fees, incurred by the Buying Interests and arising out of or resulting from:

          (a)   MISREPRESENTATION OR BREACH OF WARRANTY.  Any misrepresentation
                ---------------------------------------
or breach of warranty by any of Shareholder or the Companies of any of their representations or warranties set forth in this Agreement or any Schedule or Exhibit hereto;

          (b)   BREACH OF COVENANT OR AGREEMENT.  Any breach or nonfulfillment
                -------------------------------
by any of Shareholder or the Companies of any of their covenants, agreements or other obligations set forth in this Agreement or any Schedule or Exhibit hereto;

provided, however, that entitlement to indemnification pursuant to paragraphs
--------  -------
(a) and (b) of this Section 9.1 (other than with respect to a breach of warranty by Shareholder of the representation set forth in Section 2.15 or a breach by Shareholder of any of the covenants set forth in Sections 1.8, 1.10 and 1.11 (a "Tax Breach")) shall be conditioned upon claims in respect thereof being submitted in writing with detailed specification showing the basis of such claim, including the provision of this Agreement breached, and a reasonably detailed calculation of the amount of such claim, if at all, by Parent to

Shareholder no later than nine months after the Effective Time; and

provided, further, that the right to indemnity in respect of matters provided
--------  -------
for in paragraphs (a) and (b) of this Section 9.1 shall not be barred on the basis that the amount of the claim has not been ascertained, liquidated or reduced to final judgment on or before the expiration of the aforesaid period, provided that such claim is identified in writing with detailed specification showing the basis of such claim, including the provision of this Agreement breached, and a reasonable estimate of the amount of such claim; and

provided, further, that Shareholder shall not be obligated to indemnify Parent
--------  -------
in respect of the matters provided for in this Section 9.1 (other than with respect to a Tax Breach) until the aggregate of all such claims (determined on a pretax basis) exceeds $175,000. Indemnification with respect to a Tax Breach shall be made on a first-dollar basis, and shall terminate upon the expiration of the applicable statute of limitations; and

provided, further, that notwithstanding the foregoing, Shareholder shall not be
--------  -------
liable for payments under this Article IX in a total aggregate amount which exceeds $19,645,000; provided, that any indemnification obligation of Shareholder shall be satisfied at Shareholder's election in cash or by delivery of shares of Parent Common Stock valued at the higher of the average trading price of such stock over the 20 trading days prior to the Closing Date or the date the claim is asserted; and

provided, further, that, except in the case of fraud, in no event shall
--------  -------
Shareholder be liable for consequential damages pursuant to this Section 9.1.

          9.2.  INDEMNIFICATION BY PARENT.  In order to induce Shareholder to
                -------------------------
enter into this Agreement and to consummate the transactions contemplated hereby, Parent covenants and agrees to and shall indemnify Shareholder and shall hold Shareholder harmless against and with respect to any "Loss" which for purposes of this Agreement shall include any and all liabilities, costs, losses, damages and expenses (whether or not arising out of third party claims), including without limitation reasonable attorneys' fees, incurred by Shareholder and arising out of or resulting from:

          (a)   MISREPRESENTATION OR BREACH OF WARRANTY.  Any misrepresentation
                ---------------------------------------
or breach of warranty by any of Parent or the Merger Subs of any of its respective representations or warranties set forth in this Agreement or any Schedule or Exhibit hereto;

          (b)   BREACH OF COVENANT OR AGREEMENT.  Any breach or nonfulfillment
                -------------------------------
by Parent of any of its covenants, agreements or other obligations set forth in this Agreement or any Schedule or Exhibit hereto;

provided, however, that entitlement to indemnification pursuant to this Section
--------  -------
9.2 (other than with respect to a breach by Parent of any of the covenants set forth in Sections 1.8, 1.10 and 1.11 (a "Parent Tax Breach")) shall be conditioned upon claims in respect thereof being submitted in writing with detailed specification showing the basis of such claim, including the provision of this Agreement breached, and a reasonably detailed calculation of the amount of such claim, if at all, by Shareholder to Parent no later than nine months after the Effective Time; and

provided, further, that the right to indemnity in respect of matters provided
--------  -------
for in this Section 9.2 shall not be barred on the basis that the amount of the claim has not been ascertained, liquidated or reduced to final judgment on or before the expiration of the aforesaid period so long as the claim has been identified and asserted on or before such expiration, provided that such claim is identified in writing with detailed specification showing the basis of such claim, including the provision of this Agreement breached, and a reasonable estimate of the amount of such claim; and

provided, further, that Parent shall not be obligated to indemnify Shareholder
--------  -------
in respect of the matters provided for in this Section 9.2 (other than with respect to a Parent Tax Breach) until the aggregate of all such claims (determined on a pretax basis) exceeds $175,000. Indemnification with respect to a Parent Tax Breach shall be made on a first-dollar basis, and shall terminate upon the expiration of the applicable statute of limitations; and

provided, further, that notwithstanding the foregoing, Parent shall not be
--------  -------
liable for payments under this Article IX in a total aggregate amount which exceeds $19,645,000; and

provided, further, that, except in the case of fraud, in no event shall Parent
--------  -------
be liable for consequential damages pursuant to this Section 9.2.

          9.3.  CLAIMS FOR REIMBURSEMENT.  In the event that Parent or
                ------------------------
Shareholder suffers any Loss (as hereinabove defined) with respect to any liability or claim to which the foregoing indemnities relate, Parent or Shareholder, as the case may be (the "Indemnified Party"), shall give Shareholder or Parent, as the case may be (the "Indemnifying Party"), prompt written notice of the nature and amount of such Loss and the Indemnified Party's claim for reimbursement therefor and if such Loss is with respect to a third party claim, accompanied by a copy of the written notice from the third party claimant. The Indemnifying Party shall have 30 days from the date of said notice to investigate and dispute the nature, validity or amount of any such claim.

During said 30-day period, the Indemnifying Party shall have reasonable access, during normal business hours, to the books and records of the Indemnified Party for the purpose of such investigation. In the event that the Indemnifying Party disputes the nature, validity or amount of said claim, the Indemnifying Party shall give the Indemnified Party written notice of such dispute within said 30-day period, and the parties shall attempt in good faith to resolve such dispute. If such dispute is not resolved within 10 days following receipt of said notice of dispute by the Indemnified Party, the provisions of Section 9.5 hereof shall apply to such dispute.

          In the absence of a dispute, the Indemnifying Party shall promptly (but not later than the expiration of said 30-day period) reimburse the Indemnified Party in full for any such Loss, as set forth in the Indemnified Party's notice. In the event that the Indemnifying Party disputes only the amount of the claim, the Indemnifying Party shall, concurrently with the delivery of its notice of dispute, pay to the Indemnified Party the undisputed portion of such claim, and the provisions of Section 9.5 hereof shall apply to the disputed portion of such claim.

          9.4.  DEFENSE OF THIRD-PARTY CLAIMS.  If any lawsuit or enforcement
                -----------------------------
action is filed against an Indemnified Party by a third party and the Indemnified Party is entitled to indemnification pursuant to this Agreement, written notice thereof shall be given to the Indemnifying Party as promptly as practicable (and in any event no later than 30 days after the service of the citation or summons); the failure of any Indemnified Party to give timely notice shall limit the rights to indemnification hereunder if (i) such failure to give timely notice materially affects the ability or right of the Indemnifying Party to participate in the defense of such lawsuit or enforcement action, (ii) actual notice is not given to the Indemnifying Party within a reasonable time, or (iii) to the extent that such failure to give timely notice causes the Indemnifying Party to incur additional expense with respect to such lawsuit or enforcement action, the Indemnified Party fails to promptly reimburse the Indemnifying Party for such additional expense.

          The Indemnifying Party shall be entitled, if it so elects, to take control of the defense and investigation of such lawsuit or action, and to employ and engage attorneys of its own choice to handle and defend the same, at the Indemnifying Party's cost, risk and expense; and such Indemnified Party shall cooperate in all reasonable respects, at its cost, risk and expense, with the Indemnifying Party and such attorneys in the investigation, trial and defense of such lawsuit or action and any appeal arising therefrom; provided,
                                                                    --------
however, that the Indemnified Party may, at its own cost, participate in (but
-------
not control) such investigation, trial and defense of such lawsuit or action and any appeal arising therefrom.

          If the Indemnifying Party does not elect to take control of the defense and investigation of said lawsuit or action, then the Indemnified Party shall remain in control thereof in such manner as it deems appropriate.

          Neither party shall enter into any settlement, adjustment or compromise of any lawsuit or action without the prior written consent of the other party which consent will not be unreasonably withheld.

          9.5.   RESOLUTION OF DISPUTES.  In the event of any dispute between
                 ----------------------
the parties hereto over any claim for reimbursement with respect to any matter to which the foregoing indemnities relate, each party shall have the right to have its accountants (whether internal accountants or independent accountants, at the discretion of such party) review the claims made by the other party, which review shall be completed within a reasonable time, not to exceed 30 days from the date the Indemnifying Party gave the Indemnified Party written notice of such dispute. In the event that such dispute is not resolved among such accountants within five days after completion of such review, Shareholders' accountants and Parents' accountants shall jointly select a national firm of certified public accountants and such firm shall consider and decide such dispute, which decision shall be final and binding. Shareholder shall bear all costs and expenses of its accountants and one-half of the costs and expenses of such jointly selected accountants; and Parent shall bear all costs and expenses of its accountants and one-half of the costs and expenses of such jointly selected accountants.

                                  ARTICLE X.

                                 MISCELLANEOUS


          10.1.  CONFIDENTIALITY.  In the event the transactions contemplated by
                 ---------------
this Agreement are not consummated, each party shall return to the other any documents furnished by the other and all copies thereof any of them may have made and will hold in absolute confidence any information obtained from the other party except to the extent (i) such party is required to disclose such information by Law or such disclosure is necessary or desirable in connection with the pursuit or defense of a claim, (ii) such information was known by such party prior to such disclosure or was thereafter developed or obtained by such party independent of such disclosure or (iii) such information becomes generally available to the public other than by breach of this Section 10.1.
                                                     ------------

          10.2.  AMENDMENT AND MODIFICATION.  This Agreement may be amended,
                 --------------------------
modified or supplemented only by a written agreement among each of the parties hereto.

          10.3.  WAIVER OF COMPLIANCE; CONSENTS.  Any failure of Shareholder or
                 ------------------------------
either of the Companies on the one hand, or Parent
or the Merger Subs on the other hand, to comply with any obligation, covenant, agreement or condition herein may be waived by Parent, on the one hand, or Shareholder, on the other hand, only by a written instrument signed by the party granting such waiver, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure. Whenever this Agreement requires or permits consent by or on behalf of any party hereto, such consent shall be given in writing in a manner consistent with the requirements for a waiver of compliance as set forth in this Section
                                                                      -------
10.3.
----

          10.4.  SURVIVAL.  No representations, warranties, covenants and
                 --------
agreements of the parties hereto contained herein or in any schedule or exhibit hereto shall survive the execution and delivery of this Agreement and the consummation of the transactions provided for herein except to the extent provided in Article IX hereof.

          10.5.  NOTICES.  All notices and other communications hereunder shall
                 -------
be in writing and shall be deemed to have been duly given when delivered in person, by facsimile, receipt confirmed, or on the next business day when sent by overnight courier or on the second succeeding business day when sent by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be specified by like notice):

                 (i)  if to the Parent or either Merger Sub, to:

                      Mecklermedia Corporation

                      20 Ketchum Street
                      Westport, Connecticut 06880
                      Attention: Christopher S. Cardell
                      Telecopy:  203-226-8023

                      with a copy to:

                      Willkie Farr & Gallagher

                      One Citicorp Center
                      153 East 53rd Street
                      New York, New York  10022
                      Attention:  Cornelius T. Finnegan, III, Esq.
                      Telecopy: (212)821-8111

                                      and

                 (ii) if to Shareholder or either of the Companies, to:

                      Mr. Marion Jack Rickard, Jr.
                      14322 W. Bellview Avenue

                      Morrison, CO 80465
                      Telecopy:  (303) 697-2092

                      with copies to:

                      Davis, Graham & Stubbs LLP
                      370 17th Street, Suite 4700
                      Denver, Colorado 80202
                      Attention:  Paul Hilton, Esq.
                      Telecopy:  (303) 893-1379

          10.6.  BINDING EFFECT; ASSIGNMENT.  This Agreement and all of the
                 --------------------------
provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto prior to the Effective Time without the prior written consent of the other parties hereto.

          10.7.  EXPENSES.  All costs and expenses incurred in connection with
                 --------
this Agreement, the Mergers, and all of the transactions contemplated hereby shall be paid by the party incurring such costs or expenses, except as otherwise provided herein, provided that all stamp, documentary, registration or other similar taxes incurred specifically in connection with the issuance of the Parent Common Stock and any sales or use tax resulting from the Section 338(h)(10) Election shall be paid by Parent when due, and Parent or the Company shall, at its own expense, file all necessary tax returns and other documentation with respect to all such taxes and fees.

          10.8.  GOVERNING LAW.  This Agreement shall be governed by and
                 -------------
construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed entirely within such State.

          10.9.  COUNTERPARTS.  This Agreement may be executed in one or more
                 ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          10.10. INTERPRETATION.  The article and section headings contained in
                 --------------
this Agreement are solely for the purpose of reference, are not part of the agreement of the parties and shall not in any way affect the meaning or interpretation of this Agreement. As used in this Agreement, (i) the term "person" shall mean and include an individual, a partnership, a joint venture, a
 ------
corporation, a limited liability company, a trust, an association, an unincorporated organization, a Governmental Authority and any other entity, (ii) unless otherwise specified herein, the term "affiliate," with respect to any
                                             ---------
person, shall mean and include any person controlling, controlled by or under common control with such person and (iii) the term "subsidiary" of any specified
                                                    ----------
person shall mean any corporation 50 percent or more of the outstanding voting power of which, or any partnership, joint venture, limited liability company or other entity 50 percent or more of the total equity interest of which, is directly or indirectly owned by such specified person.

          10.11. ENTIRE AGREEMENT.  This Agreement and the documents or
                 ----------------
instruments referred to herein including, but not limited to, the Annex(es), Schedules and Exhibits attached hereto, which Annex(es) are incorporated herein by reference, embody the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein, provided that the forms of agreements attached hereto as Exhibits shall be superseded by the agreements executed and delivered by the respective parties thereto, the execution and delivery of such documents by the parties thereto to be conclusive evidence of such parties' approval of any change or modification therein. There are no restrictions, promises, representations, warranties, covenants, or undertakings, other than those expressly set forth or referred to herein. This Agreement supersedes all prior agreements and the understandings between the parties with respect to such subject matter.

          10.12. SPECIFIC PERFORMANCE.  The parties hereto agree that
                 --------------------
irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, the parties further agree that each party shall be entitled to an injunction or restraining order to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other right or remedy to which such party may be entitled under this Agreement, at law or in equity.

          10.13. THIRD PARTIES.  Nothing contained in this Agreement or in any
                 -------------
instrument or document executed by any party in connection with the transactions contemplated hereby shall create any rights in, or be deemed to have been executed for the benefit of, any person that is not a party hereto or thereto or a successor or permitted assign of such a party.

          IN WITNESS WHEREOF, Parent, the Merger Subs and the Companies have caused this Agreement to be signed and delivered by their respective duly authorized officers as of the date first above written.

                              MECKLERMEDIA CORPORATION

                              By:____________________________________
                                 Name:
                                 Title:

                              MECKLERMEDIA ACQUISITION CORP. I

                              By:____________________________________
                                 Name:
                                 Title:

                              MECKLERMEDIA ACQUISITION CORP. II

                              By:____________________________________
                                 Name:
                                 Title:

                              BOARDWATCH MAGAZINE, INCORPORATED

                              By:____________________________________
                                 Name:
                                 Title:

                              ONE, INC.

                              By:____________________________________
                                 Name:
                                 Title:


                              _______________________________________
                              Marion Jack Rickard, Jr.

                                   Exhibit A

                     Form of Registration Rights Agreement

                                   Exhibit B

                        Form of Stockholders Agreement

                                    Annex A

                         Company Financial Statements

                                                                  EXECUTION COPY

                           MECKLERMEDIA CORPORATION

                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------


          REGISTRATION RIGHTS AGREEMENT, dated this 15th day of May, 1998, between Marion Jack Rickard, Jr., an individual (the "Stockholder"), and Mecklermedia Corporation, a Delaware corporation (the "Company").

                                R E C I T A L S
                                - - - - - - - -

          WHEREAS, the Company, the Stockholder, Boardwatch Magazine, Incorporated ("Boardwatch"), One, Inc. ("One"), Mecklermedia Acquisition Corp. I, a wholly owned subsidiary of the Company ("Merger Sub I"), and Mecklermedia Acquisition Corp. II, a wholly owned subsidiary of the Company ("Merger Sub II"), are parties to that certain Agreement and Plan of Merger, dated as of the date hereof (the "Merger Agreement"), pursuant to which Merger Sub I will merge with and into Boardwatch and Merger Sub II will merge with and into One (the "Mergers");

          WHEREAS, pursuant to the Merger Agreement, the Stockholder will receive 750,000 shares of common stock, par value $.01 per share, of the Company (the "Common Stock") representing the stock consideration payable in connection with the Mergers;

          WHEREAS, to induce the Stockholder to enter into the Merger Agreement, the Company is willing to grant the rights herein provided; and

          WHEREAS, the obligation of the Stockholder under the Merger Agreement is conditioned upon, among other things, the execution and delivery of this Agreement by the parties hereto;

          NOW, THEREFORE, in consideration of the foregoing and the mutual promises and covenants herein contained, the parties hereto hereby agree as follows:

          1.  DEFINITIONS
              -----------

          As used in this Agreement, the following terms have the respective meanings set forth below:

          Commission:  shall mean the Securities and Exchange Commission or any
          ----------
other federal agency at the time administering the Securities Act;

          Exchange Act:  shall mean the Securities Exchange Act of 1934, as
          ------------
amended;

          GAAP:  shall mean U.S. generally accepted accounting principles;
          ----

          Person:  shall mean and include an individual, a partnership, a joint
          ------
venture, a corporation, a limited liability company, a trust, an association, an unincorporated organization, a Governmental Authority (as defined in the Merger Agreement) and any other entity;

          register, registered and registration:  shall mean a registration
          --------  ----------     ------------
effected by preparing and filing a registration statement in compliance with the Securities Act (and any post-effective amendments filed or required to be filed) and the declaration or ordering of effectiveness of such registration statement;

          Registrable Securities:  shall mean (A) shares of Common Stock
          ----------------------
acquired pursuant to the Merger Agreement and (B) any shares of Common Stock issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares of Common Stock referred to in clause (A);

          Registration Expenses:  shall mean all expenses incurred by the
          ---------------------
Company in compliance with Sections 2(a), (b) and (c) hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel, accountants and other advisors of the Company, fees and expenses of counsel for the Stockholder in an aggregate amount not to exceed $20,000, blue sky fees and expenses and the expense of any special audits or reviews incident to or required by any such registration (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company);

          Security, Securities:  shall have the meaning set forth in Section
          --------------------
2(1) of the Securities Act;

          Securities Act:  shall mean the Securities Act of 1933, as amended, or
          --------------
any successor thereto; and

          Selling Expenses:  shall mean all underwriting discounts and selling
          ----------------
commissions, and any transfer taxes, applicable to the sale of Registrable Securities and all fees and disbursements of counsel for the Stockholder in excess of $20,000.

          Target Date:  shall mean 75 days after the Effective Time.
          -----------

          Termination Date: shall mean the earlier to occur of (i) the first
          ----------------
date as of which all of the Registrable Securities could be sold in any 90-day period pursuant to Rule 144 or otherwise without any obligation of the Stockholder to deliver a prospectus meeting the requirements of the Securities Act and all restrictive legends and stop transfer instructions relating to securities laws and contractual restrictions have been removed and (ii) the date as of which all of the Registrable Securities have been sold.

          2.    REGISTRATION RIGHTS
                -------------------

          (a)   Filing of Registration Statement. (i) As soon as practicable,
                --------------------------------
but in any event no later than 30 days after the Effective Time, the Company shall file a "shelf" registration statement pursuant to Rule 415 under the Securities Act (the "Registration Statement") with respect to the Registrable Securities. The Company agrees that the Registration Statement will cover all Registrable Securities. The Company shall use its best efforts to (A) have the Registration Statement declared effective on or before the Target Date, and (B) keep the Registration Statement continuously effective from the date such Registration Statement is declared effective until the Termination Date, so long as Rule 415 or a successor rule permitting continuous offerings of the type contemplated herein remains in effect.

          (ii) Subject to Section 2(a)(iv) hereof, the Company shall promptly supplement or amend, if necessary, the Registration Statement as required by the registration form utilized by the Company or by the instructions applicable to such registration form or by the Securities Act and, in each case, the Company shall furnish to the Stockholder copies of any such supplement or amendment prior to its being used and/or filed with the Commission. The Company shall pay all Registration Expenses incurred in connection with the Registration Statement and any supplements or amendments thereto, whether or not it becomes effective, and whether all, none or some of the Registrable Securities are sold pursuant to the Registration Statement.

          (iii) In connection with any Registration Statement filed pursuant to
Section 2(a), the Company will, as expeditiously as possible, subject to Section 2(a)(iv) hereof, prepare and file with the Commission such Registration Statement and such amendments and supplements to such Registration Statement and the prospectus used in connection therewith continuously as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities until the Termination Date;

          (iv)  Notwithstanding anything in this Agreement to the contrary, if
(a)(i) the Company is in possession of material non-public information, including, without limitation, facts surrounding any proposed or pending transaction involving the Company, (ii) the Board of Directors of the Company determines by duly adopted resolutions that disclosure of such material non-public information would not be in the best interests of the

Company and its stockholders and (iii) the Board of Directors or Chief Executive Officer of the Company determines, with the advice of counsel, that suspension of the rights of the Stockholder to make sales pursuant to the Registration Statement is necessary in order to avoid a requirement to disclose such material, non-public information or (b) the Company has made a public announcement relating to a material acquisition or business combination including the Company or a subsidiary of the Company, then the Company may notify the Stockholder that it elects to suspend the rights of the Stockholder to make sales pursuant to the Registration Statement for a period of time not to exceed 45 days from the date of such notice, provided that, the Company may
                                             -------- ----
exercise its rights under this subsection (iv) no more than one time during any period of 180 consecutive days.

          (b)  Requested Registration.
               ----------------------

               (i) If the Company receives from the Stockholder, at any time at which the Registration Statement filed pursuant to Section 2(a) is no longer effective for any reason, or is no longer effective to permit the disposition thereunder of the Registrable Securities in the manner intended thereby, a written request that the Company effect any registration with respect to at least 70,000 shares of the Registrable Securities, the Company will:

               (A) as soon as practicable, use its best efforts to effect such registration as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of the Registrable Securities as are specified in such request; provided that the Company shall not be obligated to
                           --------
effect, or take any additional action to effect, any such registration pursuant to this Section 2(b):

                   (V) during the period starting with the date of filing of, and ending on the date forty five (45) days following the effectiveness of, any registration statement filed by the Company on Form S-4 (or any successor form) in connection with an acquisition by the Company or any of its subsidiaries of, or merger or other combination of the Company or any of its subsidiaries with, any other Person or Persons;

                   (W) if within thirty (30) days following receipt of a written request from the Stockholder pursuant to this Section 2(b)(i), the Company gives written notice to the Stockholder of the Company's intention to make a registered offering involving an underwriting within ninety (90) days, in which event the Company shall use its best efforts to include all or such part of the Registrable Securities that the Stockholder has requested that the Company register in such public offering or in such underwriting pursuant to Section 2(c)(ii);

                   (X) if the Company, upon the happening of any event of the kind described in Section 2(a)(iv), furnishes to the

Stockholder a certificate of any officer stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such registration to be effected at such time, in which event the Company shall have the right to defer such filing for a period of not more than forty five (45) days after receipt of the request of the Stockholder; provided, that such right to delay a request shall be exercised by
             --------
the Company not more than once in any period of 180 consecutive days;

                   (Y) after the Company has effected three (3) such registrations pursuant to this Section 2(b) and such registrations have been declared or ordered effective and the sales of such Registrable Securities have closed; or

                   (Z) if the Registrable Securities requested by the Stockholder to be registered pursuant to such request do not exceed 70,000 shares.

          The registration rights set forth in this Section 2 may not be assigned, in whole or in part, by the Stockholder without the Company's written consent; provided, that the Stockholder may assign such registration rights (1) to any family member, trust for the benefit of a family member or donee without the Company's consent, provided that such assignee agrees to be bound by the terms of this Agreement and the Shareholder Agreement, or (2) to any other Person, if such Person agrees to be bound by the terms of this Agreement and the Stockholder obtains the Company's prior written consent which shall not be unreasonably withheld.

              (ii) Underwriting.  If the Stockholder intends to distribute the
                   ------------
Registrable Securities covered by its request by means of an underwriting, it shall so advise the Company as a part of its request made pursuant to Section 2(b).

          In such event, the Stockholder and the Company shall enter into an underwriting agreement in customary form with the managing underwriter of the underwriter or underwriters selected for such underwriting by the Company and reasonably acceptable to the Stockholder. The Company or any of its affiliates may include its securities for its own account in such registration if the managing underwriter so agrees and if the number of Registrable Securities and other securities which would otherwise have been included in such registration and underwriting will not thereby be limited.

          (c) Company Registration.
              --------------------

              (i) If the Company shall determine to register any of its equity securities, other than a registration relating solely to employee benefit plans, or a registration relating solely to a transaction effected on Form S-4 (or any successor form) pursuant to Rule 145 of the Securities Act, or a registration on any registration form which does not permit secondary sales, the Company will (for so long as any registration statement relating to Registrable Securities registered pursuant to Section 2(a) has not been declared or ordered effective or is no longer effective or is not available for the disposition of the Registrable Securities or the sales of such Registrable Securities have not closed):

                    (A) promptly give the Stockholder a written notice thereof (which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable blue sky or other state securities laws); and

                    (B) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request made by the Stockholder within fifteen (15) days after receipt of the written notice from the Company described in clause
       (i)(A) above, except as set forth in Section 2(c)(ii) below.

               (ii) Underwriting.  If the registration of which the Company
                    ------------
gives notice is for a registered offering involving an underwriting (an "Underwritten Company Registration"), the Company shall so advise the Stockholder as a part of the written notice given pursuant to Section 2(c)(i)(A). In such event, the right of the Stockholder to registration pursuant to this Section 2(c) shall be conditioned upon such Stockholder's participation in such underwriting and the inclusion of such Stockholder's Registrable Securities in the underwriting to the extent provided herein. The Stockholder shall (together with the Company) enter into an underwriting agreement in customary form with the managing underwriter of the underwriter or underwriters selected for underwriting by the Company. In the event the Company gives the Stockholder notice of such Underwritten Company Registration prior to such time as the Stockholder shall have sold or otherwise transferred beneficial ownership of at least 300,000 shares of Registrable Securities, the Company shall use its best efforts to include, and cause the managing underwriter to include, 300,000 shares of the Stockholder's Registrable Securities in such Underwritten Company Registration; in which event the Stockholder agrees not to sell any additional shares of Registrable Securities or make any requests for registration pursuant to Section 2(b) or 2(c) hereof for a period of 90 days following the completion of the sale of such 300,000 shares in such Underwritten Company Registration. Notwithstanding any other provision of this Section 2(c), if the managing underwriter determines that marketing factors require a limitation on the number of shares to be underwritten, the managing underwriter may (subject to the allocation priority set forth below) limit the number of Registrable Securities to be included in the registration and underwriting to not less than ten percent (10%) of the shares included therein. In such event, the number of shares that are entitled to be included by the Company in the registration and underwriting or of any other participant therein shall be reduced by such minimum number of shares as is necessary to comply with such limitation. If the Stockholder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the underwriter. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration and shall continue to be Registrable Securities.

          (d)  Expenses of Registration.  All Registration Expenses incurred in
               ------------------------
connection with any registration or qualification pursuant to this Section 2 shall be borne by the Company, and all Selling Expenses shall be borne by the Stockholder.

          (e)  Registration Procedures.  In the case of each registration
               -----------------------
effected by the Company pursuant to Section 2, the Company will keep the Stockholder advised in writing as to the initiation of each registration and as to the completion thereof. At its expense, the Company will:

               (i) in the case of a registration pursuant to Section 2(b) or 2(c) hereof, keep such registration effective for a period of one hundred eighty
(180) days or until the Stockholder has completed the distribution described in the registration statement relating thereto, whichever first occurs; provided, however, that such 180-day period shall be extended for a period of time equal to the period during which the Stockholder refrains from selling any securities included in such registration in accordance with provisions in Section 2(i) hereof;

               (ii) if requested by the managing underwriter or underwriters or the Stockholder in connection with an underwritten offering, promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter or such Stockholder reasonably requests should be included therein relating to the plan of distribution with respect to such Registrable Securities being sold to such underwriters, the purchase price being paid therefor by such underwriters and with respect to any other terms of the underwritten (or best efforts underwritten) offering of the Registrable Securities to be sold in such offering; and make all required filings of such prospectus supplement or post-effective amendment as soon as practicable after receiving notification of the matters to be incorporated in such prospectus supplement or post-effective amendment;

               (iii) furnish to the Stockholder and the managing underwriter, if any, without charge, one original and as many conformed copies of such registration statement and of each such amendment thereto as reasonably requested by the Stockholder or underwriter (including, in the case of the original copy, all exhibits) and such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as the Stockholder or such underwriter may reasonably request;

               (iv) use its commercially reasonable efforts (x) to register or qualify all Registrable Securities and other securities covered by such registration statement and the managing underwriter, if any, under such other securities or blue sky laws of such States of the United States of America where an exemption is not available and as the Stockholder and the managing underwriter, if any, shall reasonably request, (y) to keep such registrations and qualifications, in effect for so long as such registration statement remains in effect, and (z) to take any other action which may be necessary to enable the Stockholder or such managing underwriter to consummate the disposition in such jurisdictions of the securities to be sold by the Stockholder or managing underwriter, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or as a dealer in securities or to file a general consent to service of process or to subject itself to taxation in any jurisdiction;

               (v) promptly notify the Stockholder and the managing underwriter, if any, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, in the light of the circumstances under which they were made, and, subject to Section 2(a)(iv) or 2(b)(i)(A)(X) hereof, at the request of the Stockholder, and the managing underwriter, if any, promptly prepare and furnish to the Stockholder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

               (vi) in connection with any underwritten offering of Registrable Securities, enter into an underwriting agreement in form, scope and substance as is customary in underwritten offerings and take all such other actions as are reasonably requested by the managing underwriter in order to expedite or facilitate the disposition of such Registrable Securities and in connection therewith (a) make such representations and warranties (to the extent able to do so) to the underwriters in form, substance and scope as are customarily made by issuers to underwriters in primary underwritten offerings with respect to the business of the Company and the Registration Statement; (b) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriter, shall be addressed to the underwriters and shall cover the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by underwriters); (c) obtain "cold comfort" letters and updates thereof from the Company's independent certified public accountants addressed to the underwriters, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters by underwriters in connection with primary underwritten offerings; (d) if any underwriting agreement is entered into, the same shall set forth in full the indemnification provisions and procedures contained in this Agreement with respect to all parties to be indemnified pursuant to said Section; and (e) deliver such documents and certificates as may be requested by the managing underwriter to evidence compliance with clause (iv) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company. The above shall be done at each closing under such underwriting or similar agreement as and to the extent required thereunder, and if at any time the representations and warranties of the Company contemplated in clause (vi)(a) above cease to be true and correct in any material respect, the Company shall so advise the underwriter(s), if any, and the Stockholder promptly and, if requested by the Stockholder, shall confirm such advice in writing;

               (vii) As a condition to including shares in any registration statement, the Company may require the Stockholder to agree that, upon receipt of any notice from the Company of the happening of any event of the kind described in (i) Section 2(e)(v) or (ii) Section 2(a)(iv), the Stockholder will forthwith discontinue his disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until (x) in the case of a notice under clause (i) above, the Stockholder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 2(e)(v), or until it is advised in writing by the Company that the use of the applicable prospectus may be resumed, and, if so directed by the Company, such holder will promptly deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in the Stockholder's possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice or (y) in the case of a notice under clause (ii) above, until expiration of the 30th day following the date of such notice or of any subsequent notice given in accordance with Section 4 hereof, or such shorter period as the restriction under Section 2(a)(iv) remains in effect.

               (viii) If the Company suspends a registration statement or requires the Stockholder to cease sales of

Registrable Securities pursuant to this section, the Company shall, as promptly as practicable following the termination of the circumstances which led the Company to do so, take such actions as may be necessary to reinstate the effectiveness of such registration statement and/or give written notice to the Stockholder authorizing him to resume sales pursuant to such registration statement.

          (f)  Indemnification.
               ---------------

               (i) The Company will indemnify the Stockholder with respect to each registration which has been effected pursuant to this Section 2, and each underwriter, if any, and each person who controls any underwriter and each of its directors and officers, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus or preliminary prospectus (and the related registration statement and any related blue sky notification) incident to any such registration or qualification, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Stockholder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, provided, that the Company will not be liable to the Stockholder or the underwriter, as the case may be, in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by the Stockholder or underwriter, as the case may be, and stated to be specifically for use therein.

               (ii) The Stockholder will, if Registrable Securities held by it are included in the securities as to which such registration or qualification or other compliance is being effected, indemnify the Company, each of its directors and officers and each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter and each of their officers and directors against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement or prospectus, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements by the Stockholder therein not misleading, and will reimburse the Company and its directors and officers, such underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in every case only to the extent that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement or prospectus in reliance upon and in conformity with written information furnished to the Company by the Stockholder and stated by the Stockholder to be specifically for use therein; provided, however, that the obligations of the Stockholder hereunder shall be limited to an amount equal to the net proceeds to the Stockholder of securities sold pursuant to such registration.

               (iii) Each party entitled to indemnification under this Section 2(f) (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld) and the Indemnified Party may participate in such defense at such party's expense (unless the Indemnified Party shall have reasonably concluded that there may be a conflict of interest between the Indemnifying Party and the Indemnified Party in such action, in which case the fees and expenses of counsel shall be at the expense of the Indemnifying Party), and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 2 unless the Indemnifying Party is materially prejudiced thereby. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

               (iv) If the indemnification provided for in this Section 2(f) is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue (or alleged untrue) statement of a material fact or the omission (or alleged omission) to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

               (v) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with any underwritten public offering contemplated by this Agreement are in conflict with the foregoing provisions, the provisions in such underwriting agreement shall be controlling.

               (vi) The foregoing indemnity agreement of the Company and the Stockholder is subject to the condition that, insofar as they relate to any loss, claim, liability or damage made in a preliminary prospectus but eliminated or remedied in the amended prospectus on file with the Commission at the time the registration statement in question becomes effective or the amended prospectus filed with the Commission pursuant to Commission Rule 424(b) (the "Final Prospectus"), such indemnity or contribution agreement shall not inure to the benefit of any underwriter if a copy of the Final Prospectus was furnished to the underwriter and was not furnished to the person asserting the loss, liability, claim or damage at or prior to the time such action is required by the Securities Act.

          (g)  Information by the Stockholder.  It shall be a condition to the
               ------------------------------
Company's obligations hereunder that the Stockholder shall have furnished to the Company such information regarding the Stockholder and the distribution proposed by the Stockholder as the Company may reasonably request in writing (by facsimile or otherwise) in connection with any registration or qualification referred to in this Section 2.

          (h)  Rule 144 Reporting.  With a view to making available the benefits
               ------------------
of certain rules and regulations of the Commission which may permit the sale of restricted securities to the public without registration, the Company agrees to:

          (i) make and keep public information available as those terms are understood and defined in Rule 144 under the Securities Act ("Rule 144");

          (ii) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Exchange Act at any time at which it is subject to such reporting requirements; and

               (iii) so long as the Stockholder owns any Registrable Securities, furnish to the Stockholder upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144, and of the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as the Stockholder may reasonably request in availing itself of any rule or regulation of the Commission allowing the Stockholder to sell any such securities without registration.

          (i)  "Market Stand-off" Agreement.  The Stockholder agrees, if
               ----------------------------
requested by the Company and an underwriter of equity securities of the Company pursuant to Section 2(b)(ii) or 2(c)(ii), not to sell or otherwise transfer or dispose of any Registrable Securities held by the Stockholder during the 180-day period following the effective date of a registration statement of the Company filed under the Securities Act, provided that all officers and directors of the Company enter into similar agreements.

          If requested by the underwriters, the Stockholder shall execute a separate agreement to the foregoing effect. The Company may impose stop-transfer instructions with respect to the shares (or securities) subject to the foregoing restriction until the end of said 180-day period. The provisions of this Section 2(i) shall be binding upon any transferee who acquires Registrable Securities.

     3.   MISCELLANEOUS
          -------------

            (a)  Directly or Indirectly.  Where any provision in this Agreement
                 ----------------------
refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

            (b)  Governing Law. This Agreement shall be governed by and
                 -------------
construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed entirely within such State.

            (c)  Section Headings.  The headings of the sections and subsections
                 ----------------
of this Agreement are inserted for convenience only and shall not be deemed to constitute a part thereof.

            (d)  Notices.
                 -------

                 (i) All communications under this Agreement shall be in writing and shall be delivered by hand or facsimile or mailed by overnight courier or by registered or certified mail, postage prepaid:

                      (A) if the Stockholder, at the address or facsimile number of the Stockholder shown on Schedule I, or at such other address as the Stockholder may have furnished the Company in writing; and

                    (B) if to the Company, at: 20 Ketchum Street, Westport, CT 06880 (facsimile: (203) 454-5840), marked for the attention of Christopher S. Cardell, or at such other address as it may have furnished the Stockholder in writing, with a copy to Willkie Farr & Gallagher, One Citicorp Center, 153 East 53rd Street, New York, NY 10022 (Facsimile: (212) 821-8111), marked for the attention of Cornelius T. Finnegan III, Esq.

               (ii) Any notice so addressed shall be deemed to be given: if delivered by hand or facsimile, on the date of such delivery; if mailed by courier, on the first business day following the date of such mailing; and if mailed by registered or certified mail, on the third business day after the date of such mailing.

          (e)  Reproduction of Documents.  This Agreement and all documents
               -------------------------
relating thereto, including, without limitation, any consents, waivers and modifications which may hereafter be executed may be reproduced by the Stockholder by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and the Stockholder may destroy any original document so reproduced. The parties hereto agree and stipulate that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by the Stockholder in the regular course of business) and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

          (f)  Successors and Assigns.  This Agreement shall inure to the
               ----------------------
benefit of and be binding upon the successors and assigns of each of the parties.

          (g)  Entire Agreement; Amendment and Waiver.  This Agreement
               --------------------------------------
constitutes the entire understanding of the parties hereto and supersedes all prior understanding among such parties. This Agreement may be amended, and the observance of any term of this Agreement may be waived, with (and only with) the written consent of the Company and the Stockholder.

          (h)  Severability.  In the event that any part or parts of this
               ------------
Agreement shall be held illegal or unenforceable by any court or administrative body of competent jurisdiction, such determination shall not effect the remaining provisions of this Agreement which shall remain in full force and effect.

          (i)  Counterparts.  This Agreement may be executed in one or more
               ------------
counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement.

          IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth above.



                              MECKLERMEDIA CORPORATION

                              By:__________________________
                                 Name:
                                 Title:


                              _____________________________
                                   Marion Jack Rickard, Jr.

                                  SCHEDULE I



Name and Address
of Stockholder
--------------


Marion Jack Rickard, Jr.
14322 W. Bellview Avenue
Morrison, CO 80465
Facsimile:  (303) 697-2092

with a copy to:

Davis, Graham & Stubbs LLP
370 17th Street, Suite 4700
Denver, CO 80202
Attn: Paul Hilton, Esq.
Facsimile:  (303) 893-1379

                                                                  EXECUTION COPY


                            STOCKHOLDERS AGREEMENT

          STOCKHOLDERS AGREEMENT, dated as of this 15th day of May, 1998, between Marion Jack Rickard, Jr. ("Rickard") and Mecklermedia Corporation, a Delaware corporation (the "Company").

                               R E C I T A L S:
                               ---------------

          WHEREAS, pursuant to an Agreement and Plan of Merger (the "Merger Agreement"), dated as of May 15, 1998, by and among Rickard ("Seller"), Boardwatch Magazine, Incorporated ("Boardwatch"), One, Inc. ("One"), the Company, Mecklermedia Acquisition Corp. I ("Merger Sub I") and Mecklermedia Acquisition Corp. II ("Merger Sub II"), Merger Sub I will be merged with and into Boardwatch and Merger Sub II will be merged with and into One in exchange for the Merger Consideration to be paid to Seller. The execution and delivery of this Agreement is a condition to the closing under the Merger Agreement. All capitalized terms used herein and not defined herein shall have the meanings assigned to them in the Merger Agreement; and

          WHEREAS, Rickard and the Company desire to promote their mutual interests by agreeing to certain matters relating to the disposition of shares of capital stock in the Company.

          NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto hereby agree as follows:

  SECTION 1.   TRANSFER OF STOCK
               -----------------

          (a)  Legends.  The certificates evidencing the shares of common stock
               -------
     of the Company, par value $.01 per share (the "Common Stock"), acquired by Rickard as Stock Consideration will bear the following legends, until such shares have been (i) Transferred in a transaction which, in the opinion of counsel reasonably satisfactory to the Company, qualifies as an exempt transaction under the Act and the rules and regulations promulgated thereunder or (ii) registered pursuant to the terms of the Registration Rights Agreement, dated the date hereof, between the Company and Rickard (the "Registration Rights Agreement") or otherwise at which time the Company shall remove or cause to be removed such legends:

          "THIS SECURITY (THE "SECURITY") HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED,

          PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION, IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY, IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION."

          "The securities evidenced hereby are subject to the terms of that certain Stockholders Agreement, dated as of May 15, 1998, between the Company and Marion Jack Rickard, Jr., including certain rights of first offer. A copy of this Agreement has been filed with the Secretary of the Company and is available upon request."

          (b)  Transfer of Securities.  Subject to Section 1(c) hereof, Rickard
               ----------------------
     shall be entitled to Transfer any shares of capital stock of the Company by means of, without limitation, pledges, block trades, brokers' transactions, negotiated sales or otherwise; provided, that any such Transfer shall be made in accordance with all applicable federal and state securities laws; and provided, further, that any Transfer or purported Transfer made in violation of Section 1(c) shall be null and void and of no effect; and provided, further, that any Transfer of shares representing in the aggregate in excess of three percent (3%) of the Company's Total Outstanding Shares of Common Stock to members of Rickard's immediate family or trusts for the benefit of Rickard or his immediate family shall only be permitted in the event that such transferee agrees to be bound by the provisions of this Agreement as if such transferee were an original signatory hereto.

          (c)  Right of First Offer.  Notwithstanding anything in Section 1(b)
               --------------------
     to the contrary, Rickard shall not Transfer an amount of the shares of capital stock of the Company owned by him representing in the aggregate in excess of three percent (3%) of the Company's Total Outstanding Shares of Common Stock in one or more transactions in any 90-day period to any single
     (i) Person or (ii) "group" (as defined in Section 13 of the Exchange Act) of Persons, in either case engaged in the Company's line of business as presently conducted (which shall include for these purposes Boardwatch's and One's respective lines of business as presently conducted) and which shall include, without limitation, International Data Group, CMP Media Inc. and Ziff-Davis Inc. (a "Third Party Competitor"), unless Rickard shall have first made the offer to sell such shares to the Company as contemplated by this Section 1(c) (an "Offer"), and such offer shall not have been accepted and paid for by the Company or a subsidiary or Affiliate of the Company.

               (i)  Offer by Transferor.  (i) Rickard shall offer in writing to
                    -------------------
          the Company to sell to the Company all of the shares then proposed to be transferred by Rickard

          (the "Subject Shares") pursuant to a bona fide offer of a Third Party Competitor, including a statement of intention to Transfer to such third party, the name and address of such prospective Third Party Competitor, the number of shares of Common Stock involved in the proposed Transfer, and the proposed material terms of such Transfer (including, without limitation, the price per share to be paid by such Third Party Competitor).

               (ii)  Acceptance of Offer.  Within 7 business days after the
                     -------------------
          receipt of the Offer described in Section 1(c)(i), the Company may, at its option, elect to purchase all of the Subject Shares. The Company shall exercise such option by giving written notice of its irrevocable election to purchase such shares to Rickard within such 7-business-day period. The Company shall be entitled to assign its rights under this paragraph to any third party, including any subsidiary or Affiliate of the Company, upon written notice to Rickard within such 7-business-day period.

               (iii) Notice.  The notice required to be given by the Company
                     ------
          upon acceptance shall specify a date for the closing of the purchase which shall not be more than 20 calendar days after the date of the giving of such notice unless the appraisal procedure has been initiated in which case closing shall occur 30 calendar days after the date of the giving of such notice.

               (iv)  Purchase Price.  The purchase price per share for the
                     --------------
          Subject Shares shall be the price per share offered to be paid by the prospective Third Party Competitor described in the Offer, which price shall be paid in cash or, if so provided in the Offer, cash plus deferred payments of cash or deferred payments of cash in the same proportions, and with the same terms of deferred payment, as therein set forth.

               (v)   Consideration Other Than Cash.  If the Offer for Subject
                     -----------------------------
          Shares under this Section 1 is for consideration other than cash or cash plus deferred payments of cash or deferred payments of cash, the Company shall pay the cash equivalent of the fair market value of such other consideration. If the Offer states the fair market value of such other consideration or a method by which such value shall be determined, then the Company shall pay the cash equivalent of such value. If the Offer does not state the fair market value of such other consideration or a method by which it shall be determined and
          (i) such other consideration consists of securities that are then quoted on The Nasdaq Stock Market or listed on any national securities exchange, the fair market value of such consideration shall be deemed to be the closing price of such securities on the day prior to the date of the Offer and
          (ii) if such other consideration does not consist of securities described in (i) above, Rickard shall state in his offer to the Company under Section 1(c)(i) the amount of the cash equivalent which he believes to represent the fair market value of such other consideration, provided that such fair market value shall be determined in accordance with the applicable generally accepted accounting principles relating to computation of non-monetary consideration. If the Company does not agree with Rickard's statement as to the amount of such cash equivalent the Company may in its written notice to Rickard pursuant to Section 1(c)(ii) initiate appraisal proceedings under Section 1(c)(vi) for determination of the cash equivalent of the fair market value of such other consideration.

               (vi)  Appraisal Procedure.  If the Company initiates an appraisal
                     -------------------
          procedure to determine the amount of the cash equivalent of any consideration for Subject Shares under Section 1(c)(v), then Rickard, on the one hand, and the Company, on the other hand, shall each promptly (but no later than three business days after the date of the written notice initiating an appraisal proceeding) appoint as an appraiser an individual who shall be a member of a nationally-recognized investment banking firm. Each appraiser shall, within 30 days of appointment, separately investigate the value of the consideration for the Subject Shares as of the proposed transfer date and shall submit a notice of an appraisal of that value to each party. Each appraiser shall be instructed to determine such value without regard to income tax consequences to Rickard as a result of receiving cash rather than other consideration. If the appraised values of such consideration (the "Earlier Appraisals") vary by less than 10%, the average of the two appraisals shall be controlling as the amount of the cash equivalent. If the appraised values vary by more than 10%, the appraisers, within 10 days of the submission of the last appraisal, shall appoint a third appraiser who shall be a member of a nationally recognized investment banking firm. The third appraiser shall, within 30 days of his appointment, appraise the value of the consideration for the Subject Shares (without regard to the income tax consequences to Rickard as a result of receiving cash rather than other consideration) as of the proposed transfer date and submit notice of his appraisal to each party. The value determined by the third appraiser shall be controlling as the amount of the cash equivalent unless the value is greater than the two Earlier Appraisals, in which case the higher of the two Earlier Appraisals will control, and unless that value is lower than the two Earlier Appraisals, in which case the lower of the two Earlier Appraisals will control. If any party fails to appoint an appraiser or if one of the two initial appraisers fails after appointment to submit his appraisal within the required period, the appraisal submitted by the remaining appraiser shall be controlling. The cost of the foregoing appraisals shall be paid as follows: (i) in the event the final appraised value of the Subject Shares is less than 95% of the value set forth in the Offer, then Rickard shall pay the entire cost of such appraisals and
          (ii) in the event the final appraised value of the Subject Shares is 95% or greater of the value set forth in the Offer, then the Company shall pay the entire cost of such appraisals.

               (vii)  Closing of Purchase.  The closing of the purchase shall
                      -------------------
          take place at such location within the continental United States as Rickard may specify in writing to the Company or such other location as shall be mutually agreeable and the purchase price, to the extent comprised of cash, shall be paid by wire transfer or check in immediately available funds at the closing, and documents evidencing any deferred payments of cash permitted pursuant to Section 1(c)(v) above shall be delivered at the closing. Deferred payments of cash shall be made by wire transfer of immediately available funds on the due dates specified in the Offer. At each closing, Rickard shall deliver to the Company the certificates evidencing the Subject Shares to be purchased with cash at such closing, duly endorsed and in negotiable form with all the requisite documentary stamps affixed thereto.

               (viii) Release from Restriction; Termination of Rights.  If the
                      -----------------------------------------------
          Offer is not accepted by the Company within the 7-business-day period referenced in Section 1(c)(ii), Rickard may make a bona fide Transfer to the prospective Third Party Competitor named in the statement attached to the Offer in accordance with the agreed upon terms of such Transfer, provided, that such Transfer shall be made only in strict
                    --------
          accordance with the terms therein stated and in compliance with all applicable securities laws. The Subject Shares shall again become subject to all of the restrictions of this Section 1 in the event (i) Rickard fails to make such Transfer no later than 90 days after the expiration of the 7-business-day period specified in Section 1(c)(ii), or (ii) Seller notifies the Company in writing that it intends to Transfer the Subject Shares to the Third Party Competitor for a lower price per share or upon other less favorable terms than those included in the offer delivered to the Company by

          Rickard pursuant to Section 1(c)(i). Notwithstanding anything herein to the contrary, if Rickard does not receive a deferred payment of cash on or before the due date of such payment, in addition to any other remedies Rickard may have, the Company (and any permitted assignee) shall forfeit its right to purchase pursuant to this Agreement the Subject Shares that would have been purchased by such payment.

          (d)  Injunctive Relief.  The Company and Rickard hereby declare that
               -----------------
     it is impossible to measure in money the damages which will accrue to the Company or Rickard by reason of the failure of the Company or Rickard to perform any of his or its obligations set forth in this Section 1. Therefore, the Company and Rickard shall both have the right to specific performance of such obligations.

  SECTION 2.   INTERPRETATION OF THIS AGREEMENT
               --------------------------------

          (a)  Terms Defined.  As used in this Agreement, the following terms
               -------------
     have the respective meaning set forth below:

          Act:  means the Securities Act of 1933, as amended.
          ---

          Affiliate:  means any person or entity, directly or indirectly,
          ---------
     controlling, controlled by or under common control with such person or entity.

          Exchange Act:  the Securities Exchange Act of 1934, as amended.
          ------------

          Person: shall mean and include an individual, a partnership, a joint
          ------
     venture, a corporation, a limited liability company, a trust, an association, an unincorporated organization, a Governmental Authority (as defined in the Merger Agreement) and any other entity.

          Total Outstanding Shares of Common Stock:  the Company's total
          ----------------------------------------
     outstanding number of shares of Common Stock (i) based on the reported total outstanding number of shares of Common Stock in the Company's most recent filing made under the Exchange Act setting forth such information including, without limitation, the most recently filed Form 10-Q or, if more recently filed, Form 10-K or (ii) at Rickard's option, as of a date within three (3) business days of Rickard's request to the Company for such information.

          Transfer:  any sale, assignment, pledge, hypothecation, or other
          --------
     disposition or encumbrance.

          (b)  Directly or Indirectly.  Where any provision in this Agreement
               ----------------------
     refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

          (c)  Governing Law.  This Agreement shall be governed by and construed
               -------------
     in accordance with the laws of the State of Delaware applicable to contracts made and to be performed entirely within such State.

          (d)  Section Headings.  The headings of the sections and subsections
               ----------------
     of this Agreement are inserted for convenience only and shall not be deemed to constitute a part thereof.

  SECTION 3.   MISCELLANEOUS
               -------------

          (a)  Termination.  This Agreement shall terminate on the earlier to
               -----------
     occur of (i) the date on which each of the Company or Rickard agrees or
     (ii) the date as of which Rickard shall no longer beneficially own greater than three percent (3%) of the Company's Total Outstanding Shares of Common Stock.

          (b)  Notices.
               -------

               (i) All communications under this Agreement shall be in writing and shall be delivered by hand, or sent by facsimile, or mailed by overnight courier or by registered or certified mail, postage prepaid:

                    (A) if to Rickard, at 14322 W. Bellview Avenue, Morrison, Colorado 80465, (telecopy: (303) 697-2092) marked for attention of Marion Jack Rickard, Jr., or at such other address as Rickard may have furnished the Company in writing,

                    (B) if to the Company, at 20 Ketchum Street, Westport, CT 06880, (telecopy: (203) 226-8023) marked for the attention of Christopher S. Cardell, or at such other address as it may have furnished in writing to Rickard;

               (ii) Any notice so addressed shall be deemed to be given: if delivered by hand, on the date of such delivery; if sent by facsimile, upon confirmation of receipt; if mailed by courier, on the first business day following the date of such mailing; and if mailed by registered or certified mail, on the third business day after the date of such mailing.

          (c)  Successors and Assigns.  This Agreement shall inure to the
               ----------------------
     benefit of and be binding upon the successors and permitted assigns of each of the parties.

          (d)  Entire Agreement; Amendment and Waiver.  This Agreement
               --------------------------------------
     constitutes the entire understanding of the parties hereto relating to the subject matter hereof and supersede all prior agreements or understandings with respect to the subject matter hereof among such parties. This Agreement may be amended, and the observance of any term of this Agreement may be waived, with (and only with) the written consent of each of the Company and Rickard.

          (e)  Counterparts.  This Agreement may be executed in one or more
               ------------
     counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement.

          (f)  Severability.  In the event that any part or parts of this
               ------------
     Agreement shall be held illegal or unenforceable by any court or administrative body of competent jurisdiction, such determination shall not effect the remaining provisions of this Agreement which shall remain in full force and effect.

          IN WITNESS WHEREOF, the parties hereto have executed this Stockholders Agreement as of the date first above written.


                                    MECKLERMEDIA CORPORATION


                                    By:___________________________
                                    Name:
                                    Title:


                                    MARION JACK RICKARD, JR.


                                    _____________________________